SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Catalina Marketing Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING
to be held on
August 19, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of CATALINA MARKETING CORPORATION, a Delaware corporation (herein called the “Company”), will be held at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, Florida 33716 on August 19, 2004 at 8:30 AM (the “Annual Meeting”) for the following purposes:

1. To elect two Class I Directors and one Class III Director;

2. To approve an amendment to the Company’s 1999 Stock Award Plan to provide for the award of restricted stock and performance units to employees, directors and consultants of the Company;

3. To approve an amendment to the 1999 Stock Award Plan, which will permit the Company to grant options to the employees of non-corporate subsidiaries of the Company in addition to corporate subsidiaries;

4. To approve the adoption of the Company’s 2004 Employee Payroll Deduction Stock Purchase Plan;

5. To ratify and approve the Company’s independent registered certified public accounting firm for fiscal year 2005; and

6. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.

      In accordance with the provisions of the Company’s Bylaws, the Board of Directors has fixed the close of business on July 6, 2004 as the record date for the determination of the holders of Common Stock entitled to notice of and to vote at the Annual Meeting.

      With the consent of the New York Stock Exchange and action by the Board of Directors, this Annual Meeting will be deemed to satisfy the requirement of an annual meeting for both 2003 and 2004.

      A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, Florida 33716, and will also be available for examination at the Annual Meeting until its adjournment.

      Your attention is directed to the accompanying Proxy Statement. We invite all stockholders to attend the Annual Meeting. To ensure that your shares will be voted at the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even though you have sent in your proxy.

By Order of the Board of Directors,

Frederick W. Beinecke
Chairman of the Board

IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

Saint Petersburg, Florida

July 26, 2004

NOTICE OF ANNUAL MEETING
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
SOLICITATION AND REVOCATION OF PROXIES
2003 AND 2004 ANNUAL MEETINGS
VOTING AT THE MEETING
NOMINATION AND ELECTION OF DIRECTORS (PROPOSAL 1)
CURRENT DIRECTORS AND EXECUTIVE OFFICERS
SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AMENDMENTS TO 1999 STOCK AWARD PLAN
ADDITION OF RESTRICTED STOCK AND PERFORMANCE UNITS (PROPOSAL 2)
ELIGIBILITY FOR PARTICIPATION IN THE 1999 STOCK AWARD PLAN (PROPOSAL 3)
THE COMPANY’S 2004 EMPLOYEE PAYROLL DEDUCTION STOCK PURCHASE PLAN (PROPOSAL 4)
THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM (PROPOSAL 5)
TRANSACTION OF OTHER BUSINESS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION OF EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES AND YEAR END VALUE TABLE
CHANGE IN CONTROL ARRANGEMENTS
REPORT OF THE AUDIT COMMITTEE
AUDIT COMPENSATION INFORMATION
FUTURE STOCKHOLDER PROPOSALS
COMMUNICATING WITH THE BOARD OF DIRECTORS
APPENDIX I
APPENDIX II
EXHIBIT A
EXHIBIT B

PROXY STATEMENT
CATALINA MARKETING CORPORATION
200 Carillon Parkway
Saint Petersburg, Florida 33716

ANNUAL MEETING OF STOCKHOLDERS
to be held on
August 19, 2004

SOLICITATION AND REVOCATION OF PROXIES

      The enclosed proxy is solicited by and on behalf of the Board of Directors (the “Board”) of CATALINA MARKETING CORPORATION, a Delaware corporation (the “Company”), for use at the Company’s 2004 Annual Meeting of Stockholders to be held on August 19, 2004 at 8:30 AM at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, Florida 33716, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 200 Carillon Parkway, Saint Petersburg, FL, 33716, Attention: Corporate Secretary, or by executing a subsequent proxy and presenting it at the meeting. A proxy may also be revoked by the person who executed the proxy attending the Annual Meeting for the purpose of voting in person. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail or personal calls. The Company may, but does not currently plan to, engage a proxy solicitation firm in connection with the solicitation of proxies. The expense of any such engagement is not expected to exceed $15,000. All costs of solicitation will be borne by the Company. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses. This Proxy Statement of the Company will be mailed on or about July 26, 2004 to each stockholder of record as of the close of business on July 6, 2004.

2003 AND 2004 ANNUAL MEETINGS

      The Delaware General Corporation Law, the Company’s Bylaws and the rules of the New York Stock Exchange (“NYSE”) require the Company to have an annual meeting of stockholders each year. Historically, the Company has held its annual meetings in July. However, the Company did not file its Annual Report on Form 10-K for the year ended March 31, 2003 until May 17, 2004 and, therefore, the Company did not until that time satisfy the requirements under the Securities Exchange Act of 1934 (the “Exchange Act”), which require current audited financial statements of the Company to be available in order to have an annual meeting pursuant to which proxies are solicited for the election of directors.

      With the consent of the NYSE and action by the Board, this Annual Meeting will be deemed to satisfy the requirement of an annual meeting for both 2003 and 2004.

VOTING AT THE MEETING

      The Company had 52,140,866 shares of Common Stock, par value $.01 per share (the “Common Stock”), outstanding as of July 6, 2004. Holders of record of shares of Common Stock at the close of business on July 6, 2004 will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record. Holders of a majority of the outstanding shares, if present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and “broker non-votes” (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Directors will be elected by a plurality vote of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Accordingly, abstentions and broker non-votes will not have an effect on the outcome of the election of directors. In all matters of which the Company is aware, other than the election of directors, the affirmative vote of the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote thereon is required. For such proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these proposals, broker non-votes are not counted as shares present at the meeting and entitled to vote and therefore have no effect.

NOMINATION AND ELECTION OF DIRECTORS

(PROPOSAL 1)

      The persons named in the enclosed proxy will vote for the three nominees named below under “Nominees for Directors” (including the two nominees for election as Class I Directors and the one nominee for election as a Class III Director), unless instructed otherwise in the proxy. The persons receiving the greatest number of votes for each class, up to the number of directors to be elected for such class of directors, shall be the persons elected as Class I and Class III Directors. Each Class III Director is to hold office until the 2006 Annual Meeting of Stockholders or until his or her respective successor is duly qualified and elected. Each Class I Director is to hold office until the 2007 Annual Meeting of Stockholders or until his or her respective successor is duly qualified and elected. As noted above, the Company did not have an annual meeting of the stockholders in 2003. The terms of the Class III Directors, therefore, did not expire in 2003, as no successors were elected to replace the Class III Directors. Therefore, by order of the Board, the Class III Director will be elected along with the Class I Directors at this Annual Meeting in accordance with the Company’s Bylaws.

      The names and certain information concerning the persons to be nominated to become directors by the Board at the Annual Meeting are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO ELECT EACH OF THE NOMINEES NAMED BELOW UNDER “NOMINEES FOR DIRECTORS.” Although each of the persons nominated has consented to serve as a director if elected and your Board has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board. The following information regarding the Company’s directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board.

Directors, Executive Officers and Other Significant Employees

      The directors and nominees for director of the Company and executive officers and other significant employees of the Company as of the date of this Proxy Statement are as follows:

CURRENT DIRECTORS AND EXECUTIVE OFFICERS

			Has Been a
Name	Age	Positions and Offices Currently Held	Director Since

Frederick W. Beinecke	61	Chairman of the Board	January 1993
L. Dick Buell	53	Chief Executive Officer, Director	March 2004
Frank H. Barker	73	Director	January 1996
Eugene P. Beard	69	Director	July 2004
Edward S. (Ned) Dunn, Jr.	61	Director Nominee	N/A
Evelyn V. Follit	57	Director	February 2000
Anne MacDonald	48	Director	February 2001
Peter T. Tattle	62	Director	January 2003
Michael B. Wilson	67	Director	January 1993
Deborah A. Booth	45	Executive Vice President, Business Support Services	N/A
Tom Buehlmann	39	Senior Vice President, Catalina Marketing International	N/A
Susan M. Klug	44	Chief Development Officer	N/A
Cynthia J. McCloud	45	Executive Vice President, Retail Services	N/A
Jay D. Parsons	38	Executive Vice President, US Manufacturer and Retail Services	N/A
Craig H. Scott	50	President, Catalina Health Resource, Senior Vice President, Catalina Marketing Corporation	N/A
Eric N. Williams	46	Senior Vice President, Chief Information Officer	N/A
Christopher W. Wolf	42	Executive Vice President, Chief Financial Officer	N/A

      The Board is divided into three classes, with each class holding office for staggered three-year terms. As noted above, stockholders will be asked to vote on the nominees for Class I and Class III Directors at the Annual Meeting.

      The terms of the Class I Directors, Frank H. Barker and Peter T. Tattle, are scheduled to expire in 2004. Mr. Barker has notified the Company that he has declined to be a nominee for re-election. The Board nominated Mr. Tattle for re-election as a Class I Director at the Annual Meeting, and also nominated Edward S. (Ned) Dunn, Jr. for election as a Class I Director at the Annual Meeting. The terms of these Class I Directors will expire in 2007. The terms of Class III Directors, Anne MacDonald and Michael B. Wilson, would have expired in 2003; however, since the Company did not have an annual meeting of the stockholders in 2003 and no successors to such directors were elected, such persons remained in such positions in accordance with the Company’s Bylaws. Both Mr. Wilson and Ms. MacDonald have notified the Company that they have declined to be nominees for re-election. Mr. Eugene P. Beard was elected as a Class III Director by the Board in July 2004. Thus, stockholders will be asked to vote for Mr. Beard as the sole nominee for Class III Director at the Annual Meeting for a term which will terminate in 2006.

      The terms of Class II Directors, Frederick W. Beinecke, L. Dick Buell and Evelyn V. Follit, expire in 2005. All executive officers of the Company are chosen by the Board and serve at the Board’s discretion. No family relationships exist between any of the officers or directors of the Company.

Attendance at Meetings and Board Committees

      During the fiscal year ended March 31, 2004, the Board held a total of thirty-nine meetings. Each member of the Board attended at least 75% of the aggregate meetings of the Board and of the committees of which he or she was a member. As a general matter, members of the Board are expected to attend the Company’s annual meeting of stockholders. The Company did not have an annual meeting in 2003, however, all then current members of the Board and nominees for election that year were present at the 2002 annual meeting. The Nominating and Corporate Governance Committee has adopted a policy limiting the number of public company boards on which the Company’s directors may serve. Non-employed directors may serve on a maximum of three public company boards, and employed directors may serve on a maximum of two public company boards, in each case including the Company’s Board.

      The standing committees of the Board are the Audit Committee, the Compensation Committee, the Finance Committee and the Nominating and Corporate Governance Committee.

      The Audit Committee, which met on thirteen occasions in fiscal year 2004, is responsible for: (i) reviewing and discussing with management the Company’s annual audited financial statements, quarterly financial statements, and all internal controls reports (or summaries thereof); (ii) recommending to the Board whether the annual financial statements should be included in the Annual Report on Form 10-K; (iii) reviewing and discussing with management the type and presentation of information to be included in earnings press releases and the financial information and earnings guidance provided to analysts and rating agencies; (iv) reviewing the Company’s system of internal controls and meeting with independent auditors and appropriate Company financial and auditing personnel concerning the Company’s system of internal controls; (v) evaluating the Company’s financial reporting activities and the accounting standards and principles followed; (vi) the appointment, compensation and oversight of the independent auditors, who will report directly to the Audit Committee; (vii) reviewing the independent auditor’s attestation and report on management’s internal control report and holding timely discussions with the independent auditors regarding a variety of topics relating to financial accounting, the audit process and the result of the independent auditor’s audit procedures including (a) all critical accounting policies and practices; and (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; (viii) the review and pre-approval of both audit and non-audit services to be provided by the independent auditor; (ix) setting hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor; and (x) establishing and maintaining procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding accounting, internal accounting controls or accounting matters. The Audit Committee’s functions are detailed in a written Audit Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com.

      The Audit Committee consists of Evelyn V. Follit as co-chairperson, Frank H. Barker as co-chairperson, Anne MacDonald and Eugene P. Beard. The Board has determined that each member of the Audit Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee satisfies applicable NYSE standards for financial literacy and that Mr. Beard is an “audit committee financial expert” within the meaning of the rules of the SEC.

      The Compensation Committee, which met on three occasions in fiscal year 2004, is responsible for (i) establishing an executive compensation policy, including annually reviewing corporate goals and objectives relevant to CEO compensation, evaluating the performance of the CEO in light of those goals and determining the CEO’s compensation level based on this evaluation and the Company’s compensation philosophy; and (ii) reviewing the Company’s employee benefit programs and approving all new incentive-compensation and equity-related plans. In addition, the Compensation Committee is responsible for: (a) ensuring the Company’s human resource policies are designed to attract and retain outstanding executive talent and provide for their development; (b) reviewing the Company’s succession planning status and policies; and (c) monitoring compensation actions by management below the executive level. Also, the Compensation Committee has full and exclusive discretionary authority to (1) construe, interpret and apply the terms of the Company’s Employee Payroll Deduction Stock Purchase Plan; (2) determine eligibility and adjudicate all disputed claims under such plan; and (3) administer such plan pursuant to its terms. The Compensation Committee’s functions are detailed in a written Compensation Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com.

      The Compensation Committee consists of Frederick W. Beinecke as chairman, Anne MacDonald, Peter T. Tattle and Michael B. Wilson. The Board has determined that each member of the Compensation Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules.

      The Finance Committee, which met on five occasions in fiscal year 2004, is responsible for: (i) reviewing and evaluating management’s development of long-term business objectives; (ii) overseeing the investment of the Company’s and its subsidiaries’ assets and reviewing and monitoring the Company’s investment policies; (iii) evaluating the financial impact of acquisitions and divestitures; and (iv) reviewing and recommending policies concerning other corporate finance matters, including appropriate capitalization, the establishment of capital structure guidelines, the repurchase of the Company’s Common Stock and the establishment of uses of short and long-term debt and equity financing. The Finance Committee consists of Frederick W. Beinecke as chairman, Frank H. Barker, Evelyn V. Follit and Eugene P. Beard. The Finance Committee’s functions are detailed in a written Finance Committee Charter adopted by the Board.

      The Nominating and Corporate Governance Committee, which met on three occasions in fiscal year 2004, is responsible for: (i) developing and recommending to the Board specific guidelines and criteria for membership on the Board and each of its standing committees; (ii) considering the performance of incumbent members of the Board and its standing committees in determining whether to recommend that they be nominated for reelection; (iii) coordinating and supervising the process of Board and committee performance self-assessment and the assessment of the performance of individual directors; (iv) administering and overseeing compliance with the Company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines; (v) acting as administrator of the 2002 Director Stock Grant Plan; (vi) reviewing Board member compensation and recommending changes as necessary; and (vii) evaluating the Company’s compliance with legal and regulatory requirements and making recommendations to the Board with respect to the corporate governance policies and procedures.

      In addition to the above, the Nominating and Corporate Governance Committee is responsible for recommending to the full Board, for its approval, director nominees for election at any annual or special meeting of the Company’s stockholders or to fill any vacancy in the Board or any of its standing committees. To fulfill this role, the committee reviews the composition of the full Board to determine the qualifications and areas of expertise needed to further enhance the composition of the Board and works with management in attracting candidates with those qualifications. Among other things, when assessing a candidate’s qualifications, the committee considers (i) the candidate’s independence and experience under the standards mandated by the SEC rules and the NYSE, (ii) the number of other boards on which the candidate serves, (iii) the candidate’s industry background, knowledge and experience, (iv) the need of the Board to have certain expertise and skills, and (v) the gender and racial diversity of the directors then comprising the Board. In addition, directors are expected to be able to exercise good judgment when acting on behalf of the Company and its shareholders. Moreover, directors are expected to act ethically at all times and adhere to the applicable provisions of the Company’s Code of Business Conduct and Ethics and Corporate Governance Guidelines. The committee considers all of these qualities when determining whether or not to recommend a candidate for director. The committee also utilizes the services of a search firm to help identify candidates for director who meet the qualifications outlined above. The Nominating and Corporate Governance Committee’s functions are detailed in a written Nominating and Corporate Governance Committee Charter adopted by the Board, which is available on our website at http://www.catalinamarketing.com.

      In carrying out its functions in regard to Board membership, the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders upon written submission of pertinent data to the attention of the Corporate Secretary. Such data should include complete information as to the identity of the proposed nominee, including name, address, present and prior business and/or professional affiliations, education and experience, particular field or fields of expertise, and the reasons why, in the opinion of the recommending stockholder, the proposed nominee is qualified and suited to be a director of the Company as well as what particular contribution to the success of the Company such person could be expected to make.

      The Nominating and Corporate Governance Committee consists of Frank H. Barker as chairman, Frederick W. Beinecke, Peter T. Tattle and Michael B. Wilson. The Board has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules.

      Non-management directors meet regularly in executive sessions without management. “Non-management” directors are those directors who are not Company officers but may include directors, if any, who are not “independent” by virtue of the existence of a material relationship with the Company. Each non-management director acts as chairperson of such meetings on a rotating basis. From November 3, 2003 to March 16, 2004, the Board consisted only of non-management directors. Prior to that time, the non-management directors met on nine occasions in fiscal year 2004.

Code of Business Conduct and Ethics

      The Company’s Code of Business Conduct and Ethics may be reviewed on the Company’s website at http://www.catalinamarketing.com. This Code is applicable to all of the Company’s directors, officers and employees.

Nominees for Directors

      As noted above, the Company did not have an annual meeting of the stockholders in 2003. The terms of the Class III Directors, therefore, did not expire in 2003, as no successors were elected to replace the Class III Directors. Therefore, by order of the Board, the nominee for Class III Director will be elected along with the nominees for Class I Directors at this Annual Meeting in accordance with the Company’s Bylaws. The following three persons have been recommended for election as either Class I or Class III Directors by the Nominating and Corporate Governance Committee, and have been nominated by the Board of Directors, and will be placed in nomination for election to the Board. The shares represented by the proxy cards returned will be voted FOR the election of these nominees unless otherwise stated in the proxy.

Class I Directors

      Peter T. Tattle was elected as a director of the Company in January 2003. Mr. Tattle was employed by Johnson & Johnson for 36 years, from 1965 to 2001. Mr. Tattle served as a Group Company Chairman of Johnson & Johnson from October 1991 until his retirement in 2001, responsible for the pharmaceutical businesses in the Americas, Canada, Mexico, and Latin America for much of that time. Mr. Tattle also served as a member of Johnson & Johnson’s Pharmaceuticals Group Operating Committee. Mr. Tattle joined Johnson & Johnson in 1965 as a sales representative for the company’s affiliate, Ortho Pharmaceuticals Canada and held various senior positions in sales, marketing and product management throughout his career. Mr. Tattle is on the board of Xanthus Life Sciences, Incorporated, a privately held biotech firm, and serves as a non-voting member of the Advisory Board of DFB Pharmaceuticals. Mr. Tattle is also a director of Genta, Inc., a biopharmaceutical company. Mr. Tattle also has served on the Board for the Cancer Institute of New Jersey.

      Edward S. (Ned) Dunn, Jr. has been employed as President of Dunn Consulting, a retail grocery and related food marketing company, since 1997. From 2001 to 2002, Mr. Dunn was the President and Chief Executive Officer of Colonial Williamsburg Company, the business arm of the Colonial Williamsburg Foundation. Mr. Dunn was the C.J. McNutt Chair in Food Marketing, St. Joseph’s University, from 1998 to 2001. Mr. Dunn is on the board of directors of McCormick & Co., Inc., a leader in the manufacture, marketing and distribution of spices, seasonings, and flavors to the entire food industry.

Class III Director

      Eugene P. Beard was elected as a director of the Company in July 2004. Since January 2000, Mr. Beard has been employed as Chairman and Chief Executive Officer of Westport Asset Fund, Inc., a corporation which invests in public, private and start-up firms worldwide and was founded by Mr. Beard in 1983. Until his retirement in December 1999, Mr. Beard served as Vice Chairman, Finance & Operations of The Interpublic Group of Companies (“Interpublic”), a worldwide advertising and marketing communications group, where he was also a member of the Board of Directors and Chairman of the Finance Committee. Mr. Beard had been employed by Interpublic for almost twenty years. Mr. Beard is also a director and audit committee member of 59 Wall St. Fund and Old Westbury Fund (mutual funds), as well as Mattel Inc.

Other Directors, Executive Officers and Significant Employees

      Frank H. Barker, who was elected as a director of the Company in January 1996, served as Corporate Vice President responsible for public relations and government affairs and Company Group Chairman responsible for the ophthalmic business and the health promotion/disease prevention business of Johnson & Johnson until his retirement in January 1996. Mr. Barker had been employed by Johnson & Johnson for more than thirty years. Mr. Barker is also a director of Aradigm Corporation, a corporation engaged in the development of pulmonary drug delivery systems, and the Jenex Corporation, a Canadian OTC medical device company. Mr. Barker will cease being a member of the Board of Directors as of the date of the Annual Meeting.

      Frederick W. Beinecke was elected as a director of the Company in January 1993, and also served as a director of the Company from 1985 until January 1990. Mr. Beinecke became the chairman of the Company in November 2003. He has been the President of Antaeus Enterprises, Inc. (a venture capital and marketable securities investment company) since 1982. Mr. Beinecke is also a director of several private companies.

      L. Dick Buell has served as Chief Executive Officer and director of the Company since March 2004. Prior to joining the Company, Mr. Buell served as Chairman of the Board and Chief Executive Officer of WS Brands, a holding company within Willis Stein & Partners, a private equity investment partnership, with authority over the acquisition of businesses within the consumer packaged goods industry from January 2002 to January 2004. From February 2000 to December 2001, Mr. Buell was the President and Chief Operating Officer of Foodbrands America, Inc., a unit of Tyson Foods. Mr. Buell was employed by Griffith Laboratories, Inc., from June 1989 to December 1999, and served as Chief Executive Officer from 1992 to 1999. From 1983 to 1989, Mr. Buell served as Vice President — Marketing, Grocery Products, for Kraft Foods, Inc. From 1978 to 1983, Mr. Buell was employed by McKinsey & Company.

      Evelyn V. Follit, was elected as a director of the Company in February 2000. From October 1997 to present, Ms. Follit has been employed by the Radioshack Corporation as the Senior Vice President and Chief Information Officer, and has served as the Chief Organizational Enabling Services Officer of Radioshack since March 2003. From October 1996 to March 1997, Ms. Follit was the Vice President of Operations/ Engineering for ACNielsen, and from October 1984 to September 1996, she held various positions at Dun and Bradstreet.

      Anne MacDonald was elected as a director of the Company in February 2001. Since October 1997, Ms. McDonald has been employed by Citibank, a division of Citigroup Inc., as the Managing Director of Global Marketing. From 1993 to 1997, Ms. MacDonald was the Vice President, Brand Marketing for the Pizza Hut division of PepsiCo. From 1983 to 1993, she was employed in various senior management capacities by NW Ayer, a privately held advertising agency. Ms. MacDonald will cease being a member of the Board of Directors as of the date of the Annual Meeting.

      Michael B. Wilson was elected as a director of the Company in January 1993, and has performed consulting work for the Company since 1998. He was Vice President, Sales and Marketing, Consumer and Commercial Paper Products, for Georgia-Pacific Corporation until his retirement in September 1992. Mr. Wilson will cease being a member of the Board of Directors as of the date of the Annual Meeting.

      Deborah A. Booth became the Executive Vice President, Business Support Services in July 2004, and prior to that time had served as Senior Vice President, CMC Operations since July 2002. Ms. Booth has also served as Senior Vice President, Operations, from March 2001 to July 2002. Prior to her appointment as Senior Vice President, Operations, she served as Vice President, Retail Operations from March 1999 until March 2001. Ms. Booth joined the Company in 1994. Prior to joining the Company, Ms. Booth was employed by Retail Systems Consulting.

      Tom Buehlmann has served as Senior Vice President, Catalina Marketing International since October 2003. Prior to his appointment to Senior Vice President, Catalina Marketing International, he served as Senior Vice President, Catalina Marketing Europe from October 2002 to October 2003. Prior to joining the Company, Mr. Buehlmann served as Marketing Director of OneSwoop.com Limited, from 2000 to 2001. From 1996 to 1999, Mr. Buehlmann was the Managing Director of Lindt and Sprungli, UK Limited, a premium chocolate confectionery company, where he also served as Vice President, International Marketing from 1994 to 1996. Mr. Buehlmann was employed by Procter and Gamble from 1987 to 1994.

      Susan M. Klug became the Chief Development Officer in July 2004, and prior to that time had served as Group President from April 2003 to July 2004. Ms. Klug also served as President, Catalina Marketing Services — Retailer and Direct Mail, an operating unit of the company, from January 2002 to April 2003. Prior to her appointment as President, Catalina Marketing Services — Retailer and Direct Mail, she served as Chief Marketing Officer and President, Catalina Marketing Solutions from April 2000 until January 2002. Prior to joining the Company, Ms. Klug served as Senior Vice President, Sales and Marketing for Albertsons/ Lucky Stores from February 1998 to February 2000, and as Senior Vice President, Sales and Marketing for Safeway/ The Vons Companies, Inc. from October 1994 to October 1997. Ms. Klug worked for the Company in various roles in sales and marketing from May 1989 to October 1994.

      Cynthia J. McCloud has served as Executive Vice President, Retail Services since April 2003. Ms. McCloud also served as Executive Vice President, Retail Services and Marketing, from December 2002 to April 2003. Prior to her appointment as Executive Vice President, Retail Services and Marketing, she served as Senior Vice President, Retail Services and Marketing from May 2001 until December 2002. Ms. McCloud joined the Company in 1993. Prior to joining the Company, Ms. McCloud was employed by Safeway/ The Vons Companies, Inc.

      Jay D. Parsons has served as Executive Vice President, US Manufacturer and Retail Services since February 2004. Mr. Parsons has also served as Executive Vice President, Business Development from April 2003 to February 2004. Prior to his appointment to Executive Vice President, Business Development, he served as Senior Vice President, Business Development from December 2001 to April 2003. Mr. Parsons joined the Company in 1996. Prior to joining the Company, Mr. Parsons was employed by SmithKline Beecham.

      Craig H. Scott has served as President, Catalina Health Resource and Senior Vice President, Catalina Marketing Corporation since February 2004. Prior to joining the Company, Mr. Scott served as a Company Group Chairman for the Nelson Communications division of Publicis Healthcare Communications Group from November 2000 until January 2004. From July 1995 to November 2000, Mr. Scott was the President and Chief Executive Officer of various Nelson Communications subsidiary healthcare agencies. From January 1982 to July 1995, Mr. Scott was employed by Johnson & Johnson and served in a variety of marketing and senior management positions within Johnson & Johnson’s McNeil, Johnson & Johnson Consumer and Johnson & Johnson Vision Products, Inc. (Vistakon) subsidiaries.

      Eric N. Williams has served as Chief Information Officer and Senior Vice President since April 2003. Mr. Williams also served as Senior Vice President, Research and Development — Information Technology from June 2001 to April 2003. Prior to his appointment to Senior Vice President, Research and Development — Information Technology, he served as Vice President, Research and Development — Information Technology from March 1996 to June 2001. Mr. Williams joined the Company in 1992. Prior to joining the Company, Mr. Williams was employed by Retail Management Systems.

      Christopher W. Wolf has served as Chief Financial Officer since June 2002 and as Executive Vice President since April 2003. He also served as Senior Vice President from June 2002 until April 2003. Prior to that, he served as Vice President of Finance from April 2000 to June 2002 and as Treasurer from July 1998 to June 2002. Mr. Wolf joined the Company in 1996. Prior to joining the Company, Mr. Wolf was employed by Arthur Andersen LLP for ten years.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of March 31, 2004, or such other date as indicated in the table or the footnotes thereto, certain information regarding the ownership of Common Stock of each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company’s Common Stock, each of the Company’s directors, its chief executive officer and its four most highly compensated executive officers, and all directors and executive officers of the Company as a group.

				Total Phantom Stock
	Shares		Phantom	Units and Beneficially
	Beneficially Owned(1)		Stock Units(2)	Owned Shares

Officers, Directors and Stockholders	Number	Percent	Number	Number

T. Rowe Price Associates(3)	6,827,250	13.10%	N/A	N/A
100 E. Pratt Street
Baltimore, MD 21202
ValueAct Capital(4)	6,251,000	11.99%	N/A	N/A
One Maritime Plaza, Suite 1400
San Francisco, CA 94111
Kayne Anderson Rudnick Investment Management, LLC(5)	4,319,572	8.29%	N/A	N/A
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067
Frederick W. Beinecke(6)	3,204,824	6.15%	0	3,204,824
c/o Antaeus Enterprises Inc.
99 Park Avenue, Suite 2200
New York, NY 10016
Antaeus Enterprises, Inc.(6)	2,968,887	5.69%	N/A	N/A
99 Park Avenue, Suite 2200
New York, NY 10016
L. Dick Buell	0	*	0	0
Michael R. O’Brien	154,696	*	0	154,696.00
Daniel D. Granger(7)	105,821	*	1,034.39	106,855.39
Frank H. Barker(8)	30,000	*	26,966.78	56,966.78
Eugene P. Beard	0	*	0	0
Edward S. (Ned) Dunn, Jr.	0	*	0	0
Evelyn V. Follit	0	*	11,344.02	11,344.02
Anne MacDonald	0	*	8,484.28	8,484.28
Peter T. Tattle	0	*	5,648.55	5,648.55
Michael B. Wilson	16,290	*	18,849.03	35,139.03
Tom Buehlmann	10,000	*	0	10,000.00
Susan M. Klug	20,634	*	0	20,634.00
Jay D. Parsons	108,857	*	0	108,857.00
Christopher W. Wolf	91,456	*	0	91,456.00
All directors and executive officers as a group (18 persons)(9)	3,801,297	7.24%	83,859.42	3,885,156.42

*	Amount represents less than 1% of the Company’s Common Stock.

(1)	The number of shares beneficially owned is determined in accordance with rules of the SEC, and includes generally voting power or investment power with respect to shares. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed owned by the person holding such option and are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

Such shares are included for Messrs. Buehlmann (10,000), Parsons (108,857) and Wolf (91,297) and Ms. Klug (18,750), and all directors and executive officers as a group (362,991), all of which options are exercisable within 60 days of March 31, 2004. The number of shares beneficially owned does not include phantom stock units owned by certain officers and directors of the Company under the Catalina Marketing Corporation Deferred Compensation Plan. Information with respect to beneficial owners of more than 5% of the outstanding shares of the Company’s Common Stock is provided based on Schedules 13G or 13D filed by such persons or more recent information provided by such persons to the Company.
(2)	Phantom stock units are issued pursuant to the Catalina Marketing Corporation Deferred Compensation Plan. Each phantom stock unit is the non-voting economic equivalent of one share of Common Stock. Phantom stock units are issued to participants in the Deferred Compensation Plan based on the election of such individuals to defer compensation, bonus, fees and other amounts to which they are entitled from the Company. Phantom stock units are not transferable, and upon the holder of such units ceasing to be employed by the Company or to serve on our Board, the units are exchanged for shares of Common Stock pursuant to the Catalina Marketing Corporation Deferred Compensation Plan in accordance with the election of each individual participant in such plan.
(3)	These shares are owned by various individual and institutional investors, including the T. Rowe Price Mid-Cap Growth Fund (which owns 3,250,000 shares, representing 6.2% of the shares outstanding), for which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment advisor with power to direct investments and/or power to vote the shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such shares.
(4)	Information is based on a report on Schedule 13D filed jointly by ValueAct Capital Partners, L.P. (“ValueAct Partners”), ValueAct Capital Partners II, L.P. (“ValueAct Partners II”), ValueAct Capital International, Ltd. (“ValueAct International”), VA Partners, L.L.C (“VA Partners”), Jeffrey W. Ubben, George F. Hamel, Jr. and Peter H. Kamin (collectively, the “Reporting Persons”) on May 28, 2004, which purported to reflect shares held as of May 28, 2004. Messrs. Ubben, Hamel, and Kamin are each managing members, principal owners and controlling persons of VA Partners and directors and principal executive officers of ValueAct International (collectively, the “Managing Members”). Shares reported as beneficially owned by each of ValueAct Partners, ValueAct Partners II and ValueAct International, are also reported as beneficially owned by VA Partners, as investment manager or general partner of each of such investment partnerships, and by the Managing Members as controlling persons of the general partner. VA Partners and the Managing Members also, directly or indirectly, may own interests in one or both of such partnerships from time to time. By reason of such relationships each of the partnerships is reported as having shared power to vote or to direct the vote, and shared power to dispose or direct the disposition of, such shares with VA Partners and the Managing Members. ValueAct Partners is the beneficial owner of 4,049,425 shares. ValueAct Partners II is the beneficial owner of 592,457 shares. ValueAct International is the beneficial owner of 1,609,118 shares. VA Partners and each of the Managing Members may be deemed the beneficial owner of an aggregate of 6,251,000 shares.
(5)	These shares are owned by several accounts managed, with discretion to purchase or sell securities, by Kayne Anderson Rudnick Investment Management, LLC, a registered investment advisor. Kayne Anderson Rudnick Investment Management, LLC disclaims beneficial ownership of all listed shares.
(6)	Mr. Beinecke, the Chairman of the Company, is the President and a director of Antaeus Enterprises, Inc. (“Antaeus”). Mr. Beinecke is also a beneficiary of a trust that is one of four trusts, each of which owns 25% of Antaeus, resulting in the attribution of beneficial ownership to Mr. Beinecke of the shares held by Antaeus. The shares listed for Mr. Beinecke include 75,437 shares owned directly by him, 2,968,887 shares held by Antaeus and 160,500 shares held by a trust for Mr. Beinecke’s benefit. Antaeus, Mr. Beinecke and the trust of which Mr. Beinecke is a beneficiary may be deemed to be part of a group, which group would beneficially own 3,204,824 shares constituting approximately 6.15% of the outstanding shares. Except for the shares owned directly by each of them, Antaeus and Mr. Beinecke disclaim beneficial ownership of all shares. On June 29, 2004 Antaeus effected a dividend of Common Stock of the Company distributing a total of 116,000 shares of Common Stock to the four trusts described above. The effect of this dividend was to reduce by 116,000 the number of shares owned by Antaeus and increase by 29,000 the number of shares held by the trust of which Mr. Beinecke is a beneficiary.

(7)	The information for Mr. Granger is as of his last day of employment with the Company, which was November 29, 2003.
(8)	In addition to the shares listed, Mr. Barker beneficially owns 3,375 shares of common stock of Catalina Health Resource, Inc., a subsidiary of the Company, which were received by Mr. Barker in his capacity as a director of Catalina Health Resource, Inc.
(9)	Totals under “All directors and executive officers as a group” include shares for current directors and executive officers, therefore, Mr. Granger’s shares are not included in such totals.

      The Company has adopted stock ownership guidelines which require the Chief Executive Officer, each Executive Vice President and each Senior Vice President to own a number of shares in the Company depending on the position of the officer. These ownership levels range from 10,000 to 100,000 shares and are expected to be achieved over a reasonable period of time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act (“Section 16(a)”) requires the Company’s executive officers, directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange (“NYSE”) in respect of their holdings of Common Stock of the Company. Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file in respect of their holdings of Common Stock of the Company. The Company’s information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company’s executive officers, directors and 10% stockholders. The Company is not aware of any noncompliance with the requirements of Section 16(a) to file reports during the Company’s last fiscal year ended March 31, 2004.

AMENDMENTS TO 1999 STOCK AWARD PLAN

Overview of the Amendments

      On July 22, 2004, the Board approved an amendment and restatement of the Company’s 1999 Stock Award Plan (the “Award Plan”). The Award Plan as amended and restated is referred to below as the “Amended Award Plan,” and the specific amendments made to the Award Plan are sometimes referred to herein as the “Amendment” or the “Amendments.” Certain of the amendments included in the Amendments are required by relevant law to be approved by the stockholders of the Company, and are described herein under Proposals 2 and 3. Proposals 2 and 3 are separate proposals; either proposal can be approved without the approval of the other. Proposal 2 relates to the addition to the Award Plan of the ability of the Company to provide “restricted shares” and “performance units” under the Award Plan, rather than just options to purchase shares of the Company. Proposal 3 constitutes an amendment to the Award Plan adding the ability of the Company to grant options to the employees of non-corporate subsidiaries of the Company in addition to corporate subsidiaries. The failure of either proposal to be approved will not affect the previous approval of the Award Plan by the Board or the stockholders of the Company or the authority of the Company to grant additional awards under the Award Plan.

ADDITION OF RESTRICTED STOCK AND PERFORMANCE UNITS

(PROPOSAL 2)

      Proposal 2 is the requested approval by the stockholders of the Amendment to the Award Plan which will permit the Company to provide “restricted shares” and “performance units” awards under the Award Plan to eligible employees, directors and consultants, rather than just options to purchase shares of the Company. The Company is seeking this approval to provide flexibility under the Award Plan to provide incentives to align the interests of eligible employees and others who may receive the awards of restricted shares or performance units with the interests of the Company’s stockholders, and to react to developments in tax law and changing accounting rules.

      The Amendment also provides that the restricted shares and performance units may be conditioned on the attainment of performance goals with respect to one or more enumerated performance measures, and contemplates that certain restricted shares and performance units granted under the Amended Award Plan will qualify as “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Amendment also grants the administrator under the Amended Award Plan the authority to establish any other terms and conditions as may be necessary to qualify such restricted shares and performance units from exemption for Section 162(m)’s limits on the deductibility of compensation.

      In general, Section 162(m) imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its chief executive officer or any of the next four highest paid executive officers as listed in the proxy statement. An exception to this limitation is provided for “qualified performance-based compensation.” The Section 162(m) provisions generally require that affected executives’ compensation satisfy certain conditions in order to qualify as “qualified performance-based compensation,” including stockholder approval of business criteria upon which the granting or vesting of awards is conditioned.

      Therefore, in order to permit the Board and the Compensation Committee to grant restricted shares and performance units, including restricted shares and performance units that qualify as “qualified performance-based compensation” under Section 162(m) and are deductible by the Company without regard to the $1 million deduction limit of Section 162(m), the Compensation Committee and the Board have approved, subject to stockholder approval, the Amendments to the Award Plan to provide for such grants.

Details of the Amendments

      The Award Plan Amendments provide that:

(1) The administrator under the Award Plan is authorized to grant restricted shares to employees, directors and consultants of the Company. A new paragraph 8 has been added to the Award Plan to provide that the Company may issue restricted shares to participants, which restricted shares vest upon the passage of time or the achievement of specified performance goals. Those time periods or performance goals are to be selected by the administrator of the Award Plan to the extent permitted therein.

(2) The administrator under the Award Plan is authorized to grant performance based units to employees, directors and consultants of the Company. A new paragraph 9 has been added to the Award Plan to provide that the Company may grant performance based units to participants, which performance based units shall vest upon the achievement of specified performance goals selected by the administrator of the Award Plan to the extend permitted therein. Generally speaking, a performance unit is an amount denominated in cash to be paid to the holder of the award based on the achievement of specific goals. Performance units can be paid (or “settled”) by the Company in shares of Common Stock based on the Fair Market Value (as defined in the Amended Award Plan) of such shares, or in cash.

(3) A list of performance criteria has been included in new paragraph 9 of the Award Plan, from which list the administrator may select the criteria to be used in setting the performance goals for the granting or vesting of restricted shares and performance units to qualify such awards as “qualified performance-based compensation” pursuant to Section 162(m) of the Code. The following is a list of criteria included in paragraph 9 of the Amended Award Plan: (a) Basic or diluted earnings per share; (b) Sales or revenue; (c) Earnings before interest and taxes (in total or on a per share basis); (d) Net income; (e) Returns on equity, assets, capital, revenue or similar measure; (f) Economic value added; (g) Working capital; (h) Total shareholder return; and (i) Product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, or sales of assets or subsidiaries. Each such criteria shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied or specified by the administrator) and to the extent permitted under Code section 162(m), adjusted to exclude the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions, and cumulative effects of changes in accounting principles. These criteria may be determined by reference to the Company, a subsidiary of the Company, or a business unit of either the Company or its subsidiaries.

(4) With respect to any restricted shares or performance units granted under the Amended Award Plan, the administrator of the Amended Award Plan is authorized to establish any other terms and conditions so that such awards qualify as “qualified performance-based compensation” within the meaning of Section 162(m).

Vote Required

      The affirmative vote of a majority of the outstanding shares present or represented and entitled to vote at this meeting will be required to approve Proposal 2. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO APPROVE THE ADDITION OF RESTRICTED SHARES AND PERFORMANCE UNITS TO THE AWARD PLAN.

Summary of the Amended Award Plan

      The following is a description of the material provisions of the Amended Award Plan. Such description is qualified in its entirety by reference to the Amended Award Plan itself, a copy of which is attached hereto as Appendix I.

Purpose.

      The Board believes that the Company’s Amended Award Plan has been and will continue to be an important method for the Company to provide incentives to key employees, directors, and consultants of the Company and its subsidiaries, to encourage proprietary interest in the Company and to attract new employees with outstanding qualifications.

Eligibility and Administration.

      The Amended Award Plan authorizes the Board or a committee of at least three members appointed by the Board of Directors (the “Administrator”), to select the participants who are to be granted options, restricted shares or performance units (all of which are sometimes referred to collectively below as an “award”), to determine the number of shares of Common Stock to be granted to each participant, designate options, to the extent the award consists of options, as incentive stock options or nonstatutory stock options, to determine the vesting schedule and performance criteria, if any, for restricted shares and performance units, and to determine to what extent the awards may be transferable. As of the date hereof, there are approximately 650 employees who are eligible to participate in the Amended Award Plan under the Company’s policies. Other than the grant of an option to Mr. O’Brien in respect of 22,500 shares of Common Stock in July 2004, the Company has not granted any awards under the Award Plan to non-employee directors or consultants. The current Administrator is the Compensation Committee of the Board. The Administrator’s interpretations and construction of the Amended Award Plan are final and binding on the Company. The members of the Compensation Committee are Frederick W. Beinecke, as chairman, Anne MacDonald, Peter T. Tattle and Michael B. Wilson.

Shares Available for Issuance Under the Amended Award Plan.

      The stock subject to options and other awards granted under the Amended Award Plan are shares of the Company’s authorized but unissued or reacquired shares of Common Stock. On July 6, 2004, the closing price on the NYSE of the Common Stock was $17.55 per share. As of March 31, 2004, options to purchase 4,573,340 shares of Common Stock at prices ranging from $13.6458 to $36.82 were outstanding under the Amended and Restated 1989 Stock Option Plan (the predecessor option plan in use prior to the adoption of the Award Plan) and the Amended Award Plan, and an additional 5,417,326 shares were available for future grants of options and, assuming Proposal 2 is approved by the stockholders, restricted shares and performance units under the Amended Award Plan. On the same date, there were 52,134,462 shares of Common Stock outstanding. The Company is not proposing that the number of shares available under the Award Plan be increased at this time. Neither the Board nor the Administrator has determined to award restricted shares or performance unit awards at all or to any particular person if Proposal 2 receives stockholder approval.

Grant, Exercise and Other Terms of Options.

      Options issued under the Amended Award Plan are designated as either incentive stock options or nonstatutory stock options. Incentive stock options are options meeting the requirements of Section 422 of the Code, and nonstatutory options are options not intended to so qualify.

      The exercise price of options granted under the Amended Award Plan may not be less than 100% of the fair market value of the Common Stock of the Company (as defined by the Amended Award Plan) on the date of the grant. With respect to any participant who owns stock representing more than 10% of the voting rights of the outstanding Common Stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value of the Common Stock on the grant date, and the maximum term of any such incentive stock option must not exceed five years.

      Options granted under the Stock Award Plan may become exercisable upon grant, in cumulative increments over a period of months or years, or otherwise, as determined by the Administrator. The purchase price of options shall be paid in cash; provided, however, that if the applicable award agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the purchase price may be paid in shares of Common Stock having a fair market value on the exercise date equal to the exercise price or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equals the aggregate purchase price.

      No options granted under the Amended Award Plan are exercisable after the expiration of ten years (or less in the discretion of the Administrator) from the date of the grant, and no incentive stock options granted under the Amended Award Plan to a participant who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years (or less, in the discretion of the Administrator) from the date of the grant. The aggregate fair market value (as of the respective date or dates of grant) of the shares of Common Stock underlying the incentive stock options that are exercisable for the first time by a participant during any calendar year under the Amended Award Plan and all other similar plans maintained by the Company may not exceed $100,000. If a participant ceases to be an employee, director, or consultant of the Company for any reason other than his or her death, Disability or Retirement (as such terms are defined in the Amended Award Plan), such participant shall have the right, subject to certain restrictions, to exercise that option at any time within ninety days (or less, in the discretion of the Administrator) after cessation of service, but, except as otherwise provided in the applicable award agreement, only to the extent that, at the date of cessation, the participant’s right to exercise such option had vested and had not been previously exercised. The Administrator, in its sole discretion, may provide that the option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of termination for Cause (as such term is defined in the Amended Award Plan) or if the participant becomes an employee, director or consultant of an entity that the Administrator determines is in direct competition with the Company.

      In the event a participant dies before such participant has fully exercised his or her option, then the option may be exercised at any time within twelve months after the participant’s death by the executor or administrator of his or her estate or by any person who has acquired the option directly from the participant by bequest or inheritance, but except as otherwise provided on the applicable award agreement, only to the extent that, at the date of death, the participant’s right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not been forfeited or previously exercised.

      In the event a participant ceases to be an employee, director, or consultant of the Company by reason of Disability (as defined in the Amended Award Plan), such participant shall have the right, subject to certain restrictions, to exercise the option at any time within twelve months (or such shorter period as the Administrator may determine) after such cessation, but only to the extent that, at the date of cessation, the participant’s right to exercise such option had previously vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

      In the event a participant ceases to be an employee of the Company by reason of Retirement (as defined in the Amended Award Plan), such participant shall have the right, subject to certain restrictions, to exercise the option at any time within ninety days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the participant’s right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

Restricted Share Awards

      The Amended Award Plan permits grants of restricted shares that are forfeitable until certain vesting requirements are met, and provides the Administrator with discretion to determine the terms and conditions under which a participant’s interest in the restricted shares will become vested and nonforfeitable. Absent a deferred compensation election, a participant who vests in restricted shares will receive unrestricted shares of Common Stock. Whenever shares of Common Stock are delivered to a participant pursuant to the vesting of a restricted share award, the participant will be entitled to receive additional shares that reflect any cash and stock dividends the Company’s stockholders received between the date of the award and issuance or release of the Shares.

Performance Unit Awards

      The Amended Award Plan authorizes performance-based awards in the form of performance units that the Administrator may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from limitations imposed by section 162(m) of the Internal Revenue Code. In either case, these awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance Awards are payable in Common Stock, cash, or some combination of the two, subject to an individual limit of $3,400,000 and 130,000 shares per performance period. The Administrator decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

      With respect to Performance Compensation Awards, the Amended Award Plan requires that the Administrator specify in writing the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

      Under the Amended Award Plan, each performance measure that the Administrator selects will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative. See paragraph (3) under “Details of the Amendments” for a list of possible performance measures.

Award Agreements

      Options, restricted shares and performance unit awards are evidenced by written award agreements in a form approved by the Administrator from time to time and no award is effective until the applicable award agreement has been executed by both parties thereto. The award agreement evidencing the restricted shares and/or performance units shall set forth the terms upon which the Common Stock subject to any awards or the achievement of any cash bonus may be earned. Participants who also participate in the Company’s Deferred Compensation Plan may elect, in lieu of receiving shares of Common Stock upon the exercise of nonstatutory options or the earning of restricted shares or performance units, to deposit the option profit (the difference between the aggregate option exercise price and the fair market value of the Common Stock on the date of exercise) or the value of the shares otherwise issued pursuant to vesting of a restricted share or performance unit award, into a phantom stock unit account under the Company’s Deferred Compensation Plan.

Adjustment of Awards Upon Certain Events.

      If the Company merges with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding award shall continue to apply to the shares subject thereto and will also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares subject to the award would have been entitled as a result of the merger.

      In the event all or substantially all of the assets of the Company are sold, the Company engages in a merger where the Company does not survive or the Company is consolidated with another corporation, each participant shall receive immediately before the effective date of such sale, merger or consolidation restricted shares and the value of any performance units to which the participant is then entitled (regardless of any vesting condition), and each outstanding option will become exercisable (without regard to the vesting provisions thereof) for a period of at least 30 days ending five days prior to the effective date of the transaction. Notwithstanding the foregoing, the surviving corporation may, in its sole discretion, (i) (a) grant to participants with options, options to purchase shares of the surviving corporation upon substantially the same terms as the options granted under the Amended Award Plan, (b) tender to all participants with restricted shares, an award of restricted shares of the surviving or acquiring corporation, and (c) tender to all participants with performance units, an award of performance units of the surviving or acquiring corporation, or (ii) (a) permit participants with restricted shares to receive unrestricted shares immediately prior to the effective date of any transaction, (b) permit participants with performance units to receive cash with respect to the value of any performance units immediately before the effective date of the transaction and (c) provide participants with options the choice of exercising the option prior to the consummation of the transaction or receiving a replacement option. A dissolution or liquidation of the Company, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Company, which shall be governed by the other provisions described above, shall cause each award to terminate. Notwithstanding anything to the contrary above and except as otherwise expressly provided in the applicable award agreement, the restrictions relating to any restricted shares, the vesting of any performance units, the vesting or similar installment provisions relating to the exercisability of any option, and the restrictions, vesting or installment provisions relating to any replacement award tendered as described in the previous sentence shall be waived or accelerated, as the case may be, and the participant shall receive unrestricted shares with respect to any restricted shares, a payment with respect to the value of any performance units, or a similar replacement award, and shall have the right, for a period of at least 30 days, to exercise such option or replacement option in the event that the participant’s employment with or services for the Company should terminate within two years following a Change of Control (as defined in the Amended Award Plan), unless such employment or services are terminated by the Company for Cause (as defined in the Amended Award Plan) or by the participant voluntarily without Good Reason (as defined in the Amended Award Plan), or such employment or services are terminated due to the death or Disability of the participant. Notwithstanding the foregoing, no incentive stock option shall become exercisable pursuant to the foregoing without the participant’s consent, if the result would be to cause such option not to be treated as an incentive stock option.

      The number of shares of Common Stock covered by the Amended Award Plan, the number of shares of Common Stock covered by each outstanding option, restricted share and performance unit and the exercise price of any options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

Transfer of Awards.

      Unless an award (other than an incentive stock option) is designated nontransferable by the Administrator upon grant, during the lifetime of the participant who has been granted an award, the award shall be assignable or transferable to a participant’s immediate family members (but not to others). No incentive stock option may be designated as transferable. In the event of the participant’s death, any nontransferable award shall be transferable by the participant’s will or the laws of descent and distribution.

Amendment and Termination.

      The Amended Award Plan will continue in effect until terminated by the Board or until expiration of the Amended Award Plan on April 29, 2009. The Board may suspend or discontinue the Amended Award Plan or revise or amend it, provided that, without the approval of the Company’s stockholders, no such revision or amendment may (i) increase the number of shares of Common Stock which may be issued under the Amended Award Plan, (ii) change the designation of classes of persons eligible to receive options under the Amended Award Plan, or (iii) modify the Amended Award Plan such that it fails to meet the requirements of Rule 16b-3 of the SEC for the exemption of acquisition, cancellation, expiration or surrender of options from the operation of Section 16(b) of the Exchange Act.

Federal Income Tax Consequences.

      The following discussion is intended only as a general summary of the federal income tax consequences to participants and the Company with respect to the Amended Award Plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes. Further, the tax treatment of each participant will depend in part upon such participant’s particular tax situation and participants are encouraged to consult their own tax advisors.

      The Code provides favorable tax treatment for incentive stock options. Incentive stock options are subject to certain requirements which are set forth in the Amended Award Plan. Generally, upon the grant of an incentive stock option, and upon the exercise of the incentive stock option during employment or within three months after termination of employment, the optionee will not recognize any income. However, any appreciation in the value of the shares from the date of grant through the date of exercise will generally be an item of adjustment in determining the optionee’s potential liability for alternative minimum tax for the taxable year of exercise. The alternative minimum tax may produce a higher tax liability than the regular income tax applicable to the optionee.

      The sale or disposition of Common Stock purchased upon exercise of an incentive stock option is generally a taxable event. The optionee will recognize a gain or loss in an amount equal to the difference between his or her basis in the Common Stock (normally the exercise price) and the proceeds from the sale or disposition. If the Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the incentive stock option and is held for at least one year after exercise of the incentive stock option (the “Holding Period”), any gain or loss resulting from the sale or disposition of the Common Stock will be treated as long-term capital gain or loss. If Common Stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of the Holding Period (a “Disqualifying Disposition”), the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or the excess of the sale price over the exercise price, whichever is less, will be treated as ordinary income in the year of disposition. However, any additional gain will be taxed as capital gain (i.e., the excess, if any, of the sales price over the fair market value on the date of exercise). If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

      The Company normally is not entitled to a deduction with respect to incentive stock options. However, in the event of a Disqualifying Disposition, the Company is entitled to deduct an amount equal to the ordinary income realized by the optionee. Optionees are required to notify the Company of any Disqualifying Dispositions.

      No taxable income will be realized by an optionee upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee must recognize as ordinary income the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company may be required to withhold certain amounts from wages due to the employee with respect to this income. The Company may deduct an amount equal to the amount includible in the employee’s income provided the Company satisfies the applicable reporting requirements. An optionee’s new basis in the Common Stock acquired upon exercise of a nonstatutory stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such of Common Stock, the optionee will ordinarily realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long term capital gain or loss.

      In the case of restricted shares, and performance unit awards, a participant will not recognize income at the time of grant unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, or an election to defer taxation in accordance with the Company’s Deferred Compensation Plan, a participant must recognize taxable compensation income equal to the value of any cash or Common Stock that the participant receives when the award vests (less the amount, if any, that the participant pays for the Common Stock).

      Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on Awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances.

New Plan Benefits

      The Administrator will grant awards under the Amended Award Plan solely at its discretion. Consequently, it is not possible to determine at this time the amount or dollar value of awards to be provided under the Amended Award Plan, other than to note that the Administrator has not granted awards that are contingent upon the plan’s approval by Company stockholders.

ELIGIBILITY FOR PARTICIPATION IN THE 1999 STOCK AWARD PLAN

(PROPOSAL 3)

      Approval of Proposal 3 constitutes an amendment to the Award Plan, which permits the Company to grant options to the employees of non-corporate subsidiaries of the Company in addition to corporate subsidiaries.

Background

      Under the terms of the Award Plan prior to the Amendments, only employees of corporate subsidiaries of the Company were eligible to receive awards under the Award Plan. The proposed amendment revises the definition of “Subsidiary” to include any entity as to which the Company directly or indirectly owns more than a forty percent (40%) interest, which would include entities such as limited liability companies. The revised definition will enhance the flexibility of the Company to grant awards to employees of businesses held through other forms of business; for example, the Company’s Japanese operations are held though a Delaware limited liability company. Currently, all subsidiaries of the Company are majority-owned by the Company.

      The affirmative vote of a majority of the outstanding shares present or represented and entitled to vote at this meeting will be required to approve Proposal 3. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 3 TO AMEND THE DEFINITION OF “SUBSIDIARY” IN THE AWARD PLAN.

THE COMPANY’S 2004 EMPLOYEE PAYROLL

DEDUCTION STOCK PURCHASE PLAN

(PROPOSAL 4)

      Subject to the approval of the Company’s stockholders, the Board, on July 22, 2004, adopted the Catalina Marketing Corporation 2004 Employee Payroll Deduction Stock Purchase Plan (the “Purchase Plan”). The Board believes that it is in the best interests of the Company to adopt the Purchase Plan under which employees of the Company and its subsidiaries are given an opportunity to purchase Common Stock through accumulated payroll deductions. The Purchase Plan will replace the Company’s 1994 Employee Payroll Deduction Stock Purchase Plan, the term of which expired on April 19, 2004 and, assuming approval by the stockholders, will commence providing benefits to our employees as soon as administratively feasible.

      The affirmative vote of a majority of the outstanding shares present or represented and entitled to vote at the meeting will be required to approve Proposal 4. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 4 TO APPROVE THE COMPANY’S 2004 EMPLOYEE PAYROLL DEDUCTION STOCK PURCHASE PLAN.

Summary of the Purchase Plan

      The following is a description of the material provisions of the Purchase Plan. Such description is qualified in its entirety by reference to the Purchase Plan itself, a copy of which is attached hereto as Appendix II.

Purpose.

      The Board believes that the Purchase Plan is important to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock through accumulated payroll deductions. It is the intention of the Company to have the Purchase Plan qualify as an “employee stock purchase plan” under Section 423 of the Code.

Eligibility.

      All employees (including officers and directors of the Company or any affiliate that has been designated by the Board or a committee of at least two members of the Board appointed by the Board (the “Committee”) to participate in the Plan (a “Designated Affiliate”) who are also employees) of the Company and its Designated Affiliates who are employed on the first day of any Offering Period (as defined below) and whose customary employment is as least twenty (20) hours per week and more than five (5) months in any calendar year are entitled to participate in the Purchase Plan. However, the Purchase Plan is not available to any employee (i) who, as a result of participation in the Purchase Plan, would own Common Stock or hold options to purchase 5% or more of the Company’s Common Stock or (ii) to the extent such employee’s rights to purchase stock under the Purchase Plan exceeds $25,000 in fair market value (determined at the time the award is granted) for each calendar year. It is expected that substantially all of the Company’s approximately 1,370 employees will be eligible to participate in the Purchase Plan.

      In addition, the Company may adopt certain sub-plans applicable to particular Affiliates or locations. Such sub-plans are designed to be outside the scope of Code Section 423, and therefore may permit stock purchases on terms that differ from those generally available to other employees (for example, to adjust the terms of the Purchase Plan to local law restrictions).

Offering Periods.

      The Purchase Plan provides for offering periods (“Offering Periods”) of approximately six months duration commencing on the first trading day on or after January 1 and July 1 of each year. The Board or the Committee may change the duration of future Offering Periods (including the commencement dates thereof) without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled commencement of the first Offering Period to be effective thereafter. The first day of each Offering Period is referred to as the “Enrollment Date” and the last date of each Offering Period is referred to as the “Exercise Date”.

Administration.

      The Purchase Plan is administered, in the discretion of the Board from time to time, by the Board or the Committee. The Board or the Committee administering the Purchase Plan (the “Purchase Plan Administrator”) has the authority to construe, interpret and apply the terms of the Purchase Plan, to determine eligibility and to adjudicate all disputed claims under the Purchase Plan. Members of the Board who are eligible to participate in the Purchase Plan may not vote on any matter affecting the administration of the Purchase Plan or the grant of an award pursuant to the Purchase Plan. If the Committee is the Purchase Plan Administrator, no member of the Board who is eligible to participate in the Purchase Plan may be a member of the Committee. Currently, the Compensation Committee administers the Purchase Plan. The members of the Compensation Committee are Frederick W. Beinecke as Chairman, Anne MacDonald, Peter T. Tattle and Michael B. Wilson.

Shares Available for Issuance Under the Purchase Plan.

      The stock subject to issuance under the Purchase Plan are shares of the Company’s authorized but unissued or reacquired shares of Common Stock. On July 6, 2004, the closing price on the NYSE of the Common Stock was $17.55 per share. The maximum number of shares which will be made available for sale under the Purchase Plan is 1,300,000. Subject to any required action by the Company’s stockholders, the maximum number of shares covered by the Purchase Plan, as well as the price per share applicable in respect of any Offering Period, will be proportionately adjusted as a result of any stock split, reverse stock split, stock dividend, combination or reclassification or any other increase or decrease in the number of outstanding shares effected without receipt of consideration by the Company.

      In the event of a proposed sale of all or substantially all of the assets of the Company or a merger of the Company with another corporation where the Company does not survive, the offering under the Purchase Plan will be substituted by a plan in respect of the shares of the surviving corporation. Alternatively, subject to certain conditions, the Board may determine to shorten the Offering Period then in effect or to cancel the program for an Offering Period and refund all withholdings under the Purchase Plan for the then current Offering Period. In addition, the Board may also adjust the number of shares to be issued in connection with an Offering Period and the number of shares which have been authorized for issuance under the Purchase Plan but not yet issued, as well as the price per share applicable in respect of an Offering Period, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding shares, and in the event the Company is being consolidated with or merged into any other corporation. In the event of a proposed dissolution or liquidation of the Company, the Offering

Period will end immediately before the consummation of such proposed action, unless otherwise provided by the Board or the Committee.

Participants; Grant of Stock Purchase Rights; Exercise.

      Eligible employees become participants in the Purchase Plan by executing and delivering to the Company a subscription agreement which authorizes the Company to withhold a fixed percentage, not exceeding 10% of the employee’s eligible “Compensation”, from the participant’s regular paycheck. For these purposes, Compensation includes base straight time gross earnings, exclusive of payments to overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

      A participant’s payroll deductions may be decreased by the Purchase Plan Administrator to 0% during any Offering Period where the total of all of such participant’s payroll deductions accumulated during the Offering Period equal $10,625. The amounts are withheld in whole percentages only, and are credited to the participant’s account under the Purchase Plan, but are included in full in the participant’s income for tax purposes. A participant may increase or decrease the rate of his or her payroll deductions during the Offering Period by executing a new subscription agreement authorizing such change. The Purchase Plan Administrator may limit the number of such rate changes in any Offering Period. Any such rate change will be effective on the first full payroll period commencing after five business days from the date the Company receives a Purchase Plan participant’s new subscription agreement (unless the Company decides to process the new subscription agreement more quickly). A participant’s subscription remains in effect for successive Offering Periods until terminated. No interest accrues on a participant’s payroll deductions under the Purchase Plan.

      On the Enrollment Date, each participant will be granted the right to purchase on the Exercise Date the number of shares determined by dividing such participant’s payroll deductions accumulated prior to the Exercise Date by an amount equal to the applicable “Purchase Price”. For these purposes, the applicable Purchase Price is 85% of the Fair Market Value (as defined in the Purchase Plan) of one share on the Enrollment Date or on the Exercise Date, whichever is lower; subject to the discretion of the Board or the Compensation Committee to increase this percentage (so that it exceeds 85%) for any future Offering Period. No participant will be permitted to purchase during any calendar year more than a number of shares determined by dividing $25,000 by the Fair Market Value of a share on the Enrollment Dates occurring during the calendar year.

      Unless a participant withdraws from the Purchase Plan, shares will be purchased by the participant automatically on the Exercise Date. Unless the participant withdraws under the Purchase Plan, any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share will be retained in such account for the next Offering Period. Any money remaining in a participant’s account after the Exercise Date will be returned to the participant if the participant does not make any contributions to the Purchase Plan in the next Offering Period.

      If, for any reason, a participant ceases to be an eligible employee of the Company or its Designated Affiliates, his or her participation in the Purchase Plan will terminate immediately and the entire amount credited to his or her account during the then current Offering Period but not yet used to purchase shares will be refunded in cash, without interest.

      A participant may, by giving written notice to the Company in the appropriate form, also voluntarily withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to purchase shares, in which case the participant’s participation in the Purchase Plan for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws during any Offering Period, payroll deductions will not resume in subsequent Offering Periods until the participant delivers a new subscription agreement.

      During the participant’s lifetime, only the participant may purchase shares under the Purchase Plan. A participant may not assign his or her rights or accumulated payroll deductions under the Purchase Plan except by will, through the laws of decent and distribution, or by designating a beneficiary in the event of the participant’s death in accordance with the terms of the Purchase Plan. Any other attempted assignment will not be given effect, except that the Company may treat such attempted assignment as an election by the participant to withdraw funds with respect to an Offering Period.

Amendment and Termination.

      The Purchase Plan will continue in effect until terminated by the Board or until expiration of the Purchase Plan on December 31, 2013. The Board may amend or terminate the Purchase Plan at any time, provided that no amendment or termination may adversely affect any rights previously accrued or shares received under the Purchase Plan (except in connection with a Company merger or asset sale). The Company will obtain stockholder approval in connection with an amendment or Purchase Plan termination if required by law. However, without regard to whether any stockholder rights may have been adversely affected, and without stockholder approval, the Board or the Committee may:

1. Change the Offering Periods, subject to certain limitations;

2. Limit the frequency and/or number of changes in amounts withheld during and Offering Period;

3. Establish or adjust the exchange ratio applicable to withheld amounts in a currency other than U.S. dollars;

4. Permit payroll withholding in excess of the amount designated by a participant to adjust for certain Company delays;

5. Establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure proper withholding; and

6. Establish such other limitations as the Board or the Committee determines, in its sole discretion, are advisable and consistent with the Purchase Plan.

Unfunded Status.

      Amounts withheld for accounts of participants under the Purchase Plan are not segregated from other funds of the Company and, as such, participants in the Purchase Plan will have no right to such amounts greater than general creditors of the Company.

Federal Income Tax Consequences.

      The following discussion is intended only as a general summary of the federal income tax consequences to participants and the Company with respect to the Purchase Plan. The discussion is based on current United States laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes, and the tax treatment of each participant will depend in part upon such participant’s particular tax situation. Participants are encouraged to consult their own tax advisors regarding the tax consequences of the Purchase Plan. Additionally, the discussion does not address tax consequences with respect to any sub-plan which may be established by the Company.

      As referenced above, the Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. However, the Company has not applied for or obtained a ruling from the Internal Revenue Service with respect to the Purchase Plan. The following tax summary assumes that the Purchase Plan qualifies as an “employee stock purchase plan” under Section 423 of the Code.

      Neither the grant of the right to purchase shares nor the purchase of shares has a federal income tax effect on a participant or the Company. Any federal income tax liability of the participant and any tax deduction to the Company are deferred until the participant disposes of the shares.

      If a participant disposes of shares within either: (1) two years from the Enrollment Date relating to such shares (other than as a result of such participant’s death) or (2) before the end of one year from the date of purchasing such shares, the participant will generally recognize two types of income. Generally, ordinary compensation income and capital gain or loss will be recognized in the year of disposition. First, ordinary income shall be equal to the excess, if any, of the fair market value of the shares on the Exercise Date relating to such shares over the Purchase Price of such shares. The amount of any ordinary income so recognized will increase the participant’s basis in such shares for purposes of determining the amount of the second component of income (the participant’s capital gain or loss). In general, any gain or loss computed after such increase in the tax basis of the participant’s shares will be a capital gain or loss, and will be long-term if such shares have been held by the participant for more than one year.

      The ordinary income recognized by the participant upon such disposition may be subject to tax withholding by the Company. To the extent the Company satisfies its withholding obligations with respect to such amounts, it will be entitled to a deduction equal to the amount of such ordinary income in the year of such disposition. In this regard, the Company will either withhold from the participant’s compensation the amount necessary to satisfy its federal, state or other tax withholding obligations or the participant will be required to make adequate provision for such amount in some other manner to be determined by the Company.

      If the participant disposes of shares more than two years after the Enrollment Date relating to such shares (or in the event of the participant’s death, whenever occurring, while owning such shares), and the Purchase Price is less than 100% (but not less than 85%) of the fair market value of the shares at the Enrollment Date, the participant will recognize ordinary income in the year of disposition (or death, as the case may be) equal to the lesser of: (i) the amount by which the fair market value of such shares on the date of disposition (or death) exceeds their Purchase Price, and (ii) 15% of the fair market value of such shares on the Enrollment Date relating to such shares. In the event of any such disposition (other than as a result of the death of a participant), the amount of any ordinary income recognized by a participant upon such disposition will be added to the participant’s basis in such shares, and any gain recognized upon the disposition after such basis adjustment will be, in general, long-term capital gain. If the fair market value of such shares on the date of disposition is less than their Purchase Price, no ordinary income will be recognized by the participant and any loss recognized by the participant will be, in general, a long-term capital loss. Moreover, the Company will not be entitled to any deduction as a result of any disposition of shares by a participant as described in this paragraph.

THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

(PROPOSAL 5)

      The Board has selected PricewaterhouseCoopers LLP (“PwC”) to audit the financial statements of the Company for the year ending March 31, 2005. The persons named in the enclosed proxy will vote shares represented by proxies returned to the Company FOR the proposal unless instructed otherwise in the proxy.

      PwC audited the Company’s financial statements for the years ended March 31, 2003 and March 31, 2004. As part of the fiscal year 2003 audit, PwC also re-audited the Company’s financial statements for the fiscal years ended March 31, 2002 and 2001.

      In making its recommendation to ratify the appointment of PwC as the Company’s independent registered certified public accounting firm, the Company has considered whether the non-audit services provided by PwC are compatible with maintaining the independence of PwC.

      The Audit Committee has adopted policies and procedures relating to the provision of audit and non-audit services by the independent registered certified public accounting firm. Prior to the independent registered certified public accounting firm rendering any services to the Company, the Audit Committee must approve the engagement of the independent registered certified public accounting firm and the provision of any such services by the independent registered certified public accounting firm.

      A representative of PwC will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of that firm, if he or she so desires.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THIS PROPOSAL 5 TO RATIFY AND APPROVE THE SELECTION OF THE ACCOUNTING FIRM PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2005.

Background

      The Audit Committee of the Company’s Board annually considers and recommends to the Board the selection of the Company’s independent auditor. As recommended by the Company’s Audit Committee, the Company’s Board of Directors determined that it would no longer engage Arthur Andersen LLP (“Andersen”), effective May 23, 2002, as its independent auditor. At that time, the Board also agreed with the Audit Committee’s recommendation to engage Ernst & Young LLP (“E&Y”) to serve as the Company’s independent certified public accountants for the fiscal year ended March 31, 2003. The appointment of E&Y was ratified by the Company’s stockholders at the 2002 annual meeting held on July 25, 2002. E&Y resigned as the Company’s independent certified public accountants on August 20, 2003. Based on the recommendation of the Audit Committee, on October 2, 2003, the Board engaged PwC to serve as the Company’s independent certified public accountants.

      On August 26, 2003, the Company filed a report on Form 8-K disclosing, among other things, (i) that E&Y had resigned as the Company’s independent certified public accountants, (ii) five matters with respect to which E&Y had questioned the Company’s accounting treatment, (iii) that E&Y had informed the Company that, as a result of these matters, E&Y was unwilling to be associated with any of the Company’s financial statements until these matters were resolved to their satisfaction and would need to expand significantly the scope of its audit, and (iv) that E&Y had informed the Company’s management, its Audit Committee and its Board of Directors that certain matters had come to E&Y’s attention that, if investigated further, may materially impact the fairness and reliability of previously issued financial statements and the report thereon of the Company’s predecessor independent certified public accountants, the previously filed unaudited interim financial statements and the reports thereon, and financial statements to be issued covering subsequent periods.

      Specifically, in connection with its audit of the Company’s consolidated financial statements for the year ended March 31, 2003, which E&Y commenced but was unable to complete prior to its resignation and prior to the satisfactory resolution of these matters, E&Y raised questions with respect to several matters and whether the accounting for such matters was in accordance with accounting principles generally accepted in the United States of America, as follows: (i) the timing of the Company’s accounting for revenues derived from its customer arrangements in the Catalina Health Resource (“CHR”) division in light of the discovery by the Company’s management of certain agreements with customers that were not reflected in the written agreement and/or appropriately considered in connection with the Company’s accounting for the arrangements, and certain other elements of one significant multi-year arrangement, (ii) the timing of the Company’s accounting with respect to revenue recognition in the CHR division and the “Manufacturer Services” division to the extent that certain customer contracts had not been executed by both parties during the period in which the revenue was first recognized for such contracts, (iii) the timing of the Company’s accounting treatment of its customer arrangements in the Manufacturer Services division and in the CHR division with respect to certain exclusivity rights granted to customers for the contractual periods of its arrangements, (iv) the Company’s accounting treatment for certain non-cash transactions in the Catalina Retail Services division, and (v) the Company’s disclosure of segment information for financial reporting.

      It should be noted that the Company indicated in its report on Form 8-K filed on August 26, 2003, that the Company interpreted the five exceptions contained in that report on Form 8-K to mean that E&Y had identified five “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) and that no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) existed between the Company and E&Y. On or about September 2, 2003, the Company received a letter from E&Y stating, among other things, that E&Y believed that there existed a disagreement between the Company and E&Y over the Company’s accounting treatment of customer contracts containing exclusivity provisions and requesting clarification of the Company’s intent related to this matter. On September 16, 2003, the Company amended its report on Form 8-K filed on August 26, 2003 to state that the Company believed that no such disagreement existed between E&Y and the Company. The Company’s belief was based, in part, on the timing of E&Y’s resignation. At the time of E&Y’s resignation, the Company was still in the process of evaluating this issue and had not formed an opinion which could be the basis of a disagreement with E&Y under Item 304(a)(1)(iv) of Regulation S-K.

      The following discussion summarizes the resolution of each of the accounting issues noted in the Form 8-K filed on August 26, 2003.

1. Timing of the Company’s accounting for revenues derived from its customer arrangements at CHR in light of the discovery by the Company’s management of certain agreements with customers that were not reflected in written agreements and/or appropriately considered in connection with the Company’s accounting for the arrangements, and certain other elements of a significant multi-year arrangement — When the Company previously recognized revenues from certain of its customer arrangements at CHR that were not reflected in written agreements and/or appropriately considered in connection with the Company’s accounting for the arrangements, the Company restated its financial statements to defer the previously recognized revenue until the period when persuasive evidence of the arrangement became available and the purchase price became fixed or determinable. Substantially all of these revenue adjustments related to the timing of revenue recognition and not to the existence of revenue.

2. The timing of the Company’s accounting with respect to revenue recognition at CHR and Manufacturer Services to the extent that certain customer contracts had not been executed by both parties during the period in which the revenue was first recognized for such contracts — The Company concluded that the two specific CHR and Manufacturer Services contracts associated with this issue were properly executed. Accordingly, the Company’s accounting with respect to the timing of revenue recognition was appropriate. While the timing of revenue recognition was adjusted with respect to a number of contracts in our evaluation of certain CHR, DMS, CMRS and Manufacturer Services contracts, no adjustment to our consolidated operating results was made in response to this specific issue.

3. The timing of the Company’s accounting treatment of its customer arrangements at Manufacturer Services and CHR with respect to certain exclusivity rights granted to customers for the contractual periods of customer arrangements — In February 2004, in response to the Company’s submission of its rationale regarding its historical treatment of this type of arrangement, the Staff of the Office of the Chief Accountant of the SEC stated that it did not object to the Company’s revenue recognition methodology for certain Manufacturer Services customer contracts containing exclusivity provisions. Therefore, based in part on the investigation and the response received from the SEC Staff, the Company determined it was not necessary to change its accounting treatment of customer contracts containing exclusivity provisions. Accordingly, no adjustments to our consolidated operating results were made in response to this specific issue.

4. The Company’s accounting treatment for certain non-cash transactions in Retail Services — Our existing accounting treatment for certain non-cash, or “barter,” transactions in Retail Services did not result in revenue recognition as we determined the transactions were deemed to be an exchange of services for which the fair values could not be reasonably determined. Accordingly, no adjustments to our consolidated operating results were made in response to this specific issue.

5. The Company’s disclosure of segment information for financial reporting — In previous filings, we disclosed our conclusion that we considered SFAS No. 131 and had concluded that the Company operated in one reportable segment, targeted marketing services. Throughout the preparation of the financial statement for fiscal 2003, we reconsidered SFAS No. 131, and the Company concluded that its business was managed by operating segments, which do not meet all of the aggregation criteria pursuant to that Statement. As such, segment information was provided in the Company’s Annual Reports on

Form 10-K for fiscal years 2003 and 2004 pursuant to the requirements of SFAS No. 131 and Regulation S-K. Fiscal years 2002 and 2001 were restated to provide business segment information on a basis comparable to the fiscal year 2003 reportable segment structure.

      The Company authorized E&Y to respond fully to any inquiries of the successor accountants concerning these matters. During the Company’s two most recent fiscal years through May 23, 2002, the Company did not consult with E&Y with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

      During the Company’s two most recent fiscal years and prior to October 2, 2003, the Company did not consult with PwC with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

TRANSACTION OF OTHER BUSINESS

      As of the date of this Proxy Statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No member of the Compensation Committee of our Board has been an officer or employee of the Company or any of its subsidiaries at any time. No executive officer of the Company serves as a member of the board of directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board or the Compensation Committee of our Board.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board is composed of Frederick W. Beinecke as chairman, Anne MacDonald, Peter T. Tattle and Michael B. Wilson. The Board has determined that each member of the Compensation Committee is independent within the meaning of applicable corporate governance rules of the NYSE, the requirements set forth in the Exchange Act and the applicable SEC rules. Mr. Wilson has performed consulting work for the Company since 1998. The committee is responsible to the Board and indirectly to stockholders for assuring that:

1. The Company has and executes an executive compensation policy;

2. The Company’s human resource policies are designed to attract and retain outstanding executive talent and provide for their development;

3. The Company has succession plans for senior management positions;

4. The Company’s equity compensation policy supports the Company’s corporate goals and strategies, reinforces desired corporate behaviors, and properly recognizes performance; and

5. The Company’s compensation levels are internally equitable and externally competitive.

      The committee sets compensation policies designed to maintain a strong relationship between performance and rewards, to align the interests of the executive officers with those of the stockholders and to actively encourage ownership of the Company’s Common Stock. The Compensation Committee’s actions with regard to executive officers who are members of the Board are subject to Board approval.

Executive Compensation Policy

      The Company’s compensation program is designed to attract, motivate, reward and retain highly qualified individuals at all levels, and in particular, those individuals who have the skills and expertise to lead the Company and whose performance is most critical to the Company’s success. The Company’s executive compensation policy is designed to help achieve these objectives. It is the Company’s policy to provide conservatively competitive base salaries to attract and retain highly capable managers, attractive annual incentive bonuses to encourage and reward achievement of the Company’s annual sales and profitability goals, and significant equity opportunities to align the interests of management with those of stockholders.

      Because of the unique position the Company occupies within its market sector, there are few peer companies with which the Company can compare its management compensation. Consequently, the Compensation Committee does not rely solely on competitive surveys to set management compensation levels. However, the Compensation Committee does review the executive compensation levels in other publicly held growth companies in related and other industries, and obtains advice from independent consultants as to the Company’s pay practices and levels.

      The tax deductibility of a senior executive’s compensation is limited to $1 million a year unless such compensation is “performance based” or meets other exemptions under the Internal Revenue Code. It is the Company’s policy to structure and administer its compensation program for executives to maximize the tax deductibility of executive compensation, unless there are other countervailing factors.

Executive Compensation Program

      The principal elements of the executive compensation program are base salary, annual incentive bonuses, stock options and, subject to the stockholder’s approval of the proposal to amend the Company’s 1999 Stock Award Plan, restricted shares and performance units. Key management personnel receive the various elements of compensation in various combinations, with the portion of total compensation provided by annual incentive bonuses and stock incentives increasing at higher management levels.

Base Salaries

      The Compensation Committee reviews the salaries paid to the Company’s executive officers and considers increases based on several factors, including competitive compensation data, individual performance, the performance and prospects of the Company and internal equitable compensation structure matters.

Annual Incentive Bonuses

      Generally, annual incentive bonuses are awarded to the Company’s management under the annual management incentive plan. Such bonuses are set as a target percentage of salary by management level and are earned based on individual and Company performance in relation to financial objectives set by the Compensation Committee and non-financial objectives established by senior management. For fiscal year 2004, bonus targets ranged from 16% up to 100% of base salary. Bonus targets for fiscal year 2005 range from 16% to 100% of base salary. Only one executive listed on the Summary Compensation Table (Mr. Buehlmann) received a bonus payment for fiscal 2004 based on the plan which was in effect as of the beginning of that fiscal year.

      In November 2003, the Compensation Committee determined to create a special bonus plan for the 2004 fiscal year in view of the special challenges and circumstances facing the Company during that year including, without limitation, the need to engage a new independent accounting firm and undergo a re-audit of the Company’s financial statements for fiscal 2001 and 2002, as well as unanticipated disappointing operating results. The Compensation Committee, as well as the Board, felt strongly that such a plan, entitled the “Performance Based Retention Bonus Plan,” was critical to incentivize employees to make special efforts on behalf of the Company during a very difficult period and to retain the Company’s key employees. Under the Performance Based Retention Bonus Plan, management created specific objectives and milestones for over 80 of the Company’s employees including objectives and milestones relating to the divestiture of businesses, the re-audit of the Company’s financial statements for fiscal 2001 and 2002, the audit of the Company’s financial statements for fiscal 2003 and 2004, and the filing of required periodic reports with the SEC. The Company has or will pay bonuses ranging from $1,500 to $270,000 for the achievement of such objectives and milestones. Total aggregate bonus targets to date have a potential payout of $1,675,534.

Stock Options

      Annual stock option grants are recommended by the Chief Executive Officer and are reviewed and approved by the Compensation Committee. Grants are based on several factors, including an evaluation of individual performance, tenure with the Company and management level. Special grants may be used to attract experienced managers to join the Company. The Compensation Committee believes that employee stock options are highly important to retain key employees and to align employee interests with the stockholders’ interests.

Restricted Shares and Performance Units

      Subject to the stockholders approval of the proposal to amend the Company’s 1999 Stock Award Plan to permit the award of such incentives, the Chief Executive Officer may recommend grants of restricted shares and performance units to the Compensation Committee for review and approval. Grant sizes and specific terms are expected to be based on a variety of factors, including the achievement by the employee and/or the Company of performance based targets. The Compensation Committee believes that restricted shares and performance units may be valuable tools to retain key employees and in aligning employee interest with the stockholders’ interests and to react to developments in tax law and changing accounting rules.

Compensation Committee Decisions Affecting Chief Executive Officer’s Compensation

      Daniel D. Granger served as the Company’s Chief Executive Officer during the period beginning in July 1998 and ending on November 3, 2003. Michael R. O’Brien (who had served as the Company’s Chairman from its inception to 1993) served as the Company’s Interim Chief Executive Officer during the period beginning on November 3, 2003 and ending on March 17, 2004. L. Dick Buell became the Company’s Chief Executive Officer on March 17, 2004.

      Mr. Buell’s compensation terms were approved by the Compensation Committee in February 2004, before Mr. Buell commenced working for the Company. Mr. Buell’s base salary is $550,000 per year, with a bonus opportunity of 100% of his base salary. The bonus amount to be paid will be a result of achieving certain consolidated results and objectives established as targets by the Compensation Committee for fiscal year 2005. The Compensation Committee is expected to approve a stock option grant in favor of Mr. Buell under the Award Plan in respect of 225,000 shares of Common Stock in July or early August 2004.

      As a result of not achieving certain consolidated results and objectives established as targets by the Compensation Committee for fiscal year 2003, Mr. Granger was not awarded an incentive bonus for fiscal 2003. For fiscal 2004, Mr. Granger was awarded a base salary increase of 3.9% (this does not include the amounts Mr. Granger received in connection with his separation, as described in the “Summary Compensation Table” contained in this Proxy Statement).

      During Mr. O’Brien’s tenure as Interim Chief Executive Officer from November 2003 to March 2004, he earned a bi-weekly base salary of $4,615.39 (or $120,000 on an annualized basis). In addition, he is eligible to receive a bonus of up to $50,000 for the achievement of specific objectives outlined and approved by the Compensation Committee. Following the end of his tenure as Interim Chief Executive Officer, Mr. O’Brien and the Company entered into a consulting agreement pursuant to which he is paid $10,000 per month, which consulting agreement will terminate in 2006. The Compensation Committee is expected to approve a stock option grant in favor of Mr. O’Brien under the Award Plan in respect of 22,500 shares of Common Stock in July or early August 2004.

Respectfully submitted,

Frederick W. Beinecke
Anne MacDonald
Peter T. Tattle
Michael B. Wilson

COMPENSATION OF EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS

SUMMARY COMPENSATION TABLE

					Shares of
					Common
					Stock
					Underlying
					Options	All Other
Name and Principal Position	Fiscal Year	Salary(a)		Bonus	Granted	Compensation(b)

L Dick Buell	2004	23,269	(c)	0	0	0
Chief Executive Officer and Director	2003	0		0	0	0
(March 2004 to present)	2002	0		0	0	0
Michael R. O’Brien	2004	46,154		0	0	0
Interim Chief Executive Officer	2003	0		0	0	0
(November 2003 to March 2004)	2002	0		0	0	0
Daniel D. Granger(d)	2004	554,500		0	0	880,819
Chairman of the Board of Directors	2003	565,167		0	0	113,548
(July 2000 to November 3, 2003)	2002	545,506		0	0	14,748
Chief Executive Officer (July 1998 to November 3, 2003)
Patricia A. Melanson(e)	2004	275,676		0	75,000	429,579
Group President (April 2003 to	2003	275,865		0	0	6,890
November 30, 2003) President, Catalina	2002	236,116		225,000	0	5,461
Marketing Corporation Operations (January 2002 to April 2003)
Susan M. Klug	2004	323,538		0	75,000	4,026
Chief Development Officer (July 2004 to	2003	285,616		0	0	7,140
present) Group President (April 2003	2002	272,116		0	0	9,274
to July 2004) President, Catalina Marketing Services — Retailer and Direct Mail (January 2002 to April 2003)
Christopher W. Wolf(f)	2004	268,462		310,000	75,000	4,006
Executive Vice President (April 2003 to	2003	215,005		0	100,000	4,999
present) and Chief Financial Officer	2002	—		—	—	—
(June 2002 to present)
Tom Buehlmann(g)	2004	284,050		278,150	0	89,800
Senior Vice President, Catalina Marketing	2003	—		—	—	—
International (October 2003 to present)	2002	—		—	—	—
and Senior Vice President, Catalina Marketing Europe (October 2002 to October 2003)

				Shares of
				Common
				Stock
				Underlying
				Options	All Other
Name and Principal Position	Fiscal Year	Salary(a)	Bonus	Granted	Compensation(b)

Jay D. Parsons(h)	2004	223,846	251,000	0	5,096
Executive Vice President, US Manufacturer	2003	—	—	—	—
and Retail Services (February 2004 to	2002	—	—	—	—
present) and Executive Vice President, Business Development (April 2003 to February 2004)

(a)	Salary includes all before-tax contributions by the employee to the Company’s Deferred Compensation Plan.

(b)	Other compensation includes Company matching contributions and all earnings (vested and non-vested) under the Company’s Deferred Compensation Plan and 401(k) Plan, reimbursement for moving expenses, severance payments and cost of living adjustments.

(c)	Mr. Buell’s annualized compensation is $550,000 plus a bonus opportunity equal to 100% of his salary. The Compensation Committee is expected to approve a stock option grant in favor of Mr. Buell under the Award Plan in respect of 225,000 shares of Common Stock in July or early August 2004.

(d)	Other compensation for Mr. Granger for the fiscal year ended March 31, 2004 includes a severance payment of $873,000 paid or payable by the Company to Mr. Granger. Other compensation for Mr. Granger for the fiscal year ended March 31, 2003 includes a payment of $99,457 made by the Company to Mr. Granger in exchange for the cancellation of options to purchase 104,603 shares of Common Stock held by Mr. Granger. The payment represented the difference between the closing price of the Common Stock on the day the options were cancelled and the exercise price of Mr. Granger’s options.

(e)	Other compensation for Ms. Melanson for the fiscal year ended March 31, 2004 includes a severance payment of $425,000 paid or payable by the Company to Ms. Melanson. The $225,000 in bonuses paid to Ms. Melanson in respect of fiscal year ended March 31, 2002 represents commissions earned in fiscal year 2002.

(f)	We are not including the information for Mr. Wolf for fiscal 2002 because, although Mr. Wolf was employed by the Company, he was not an executive officer of the Company that year.

(g)	Mr. Buehlmann’s duties related to the supervision of the Company’s international businesses, and as such, his compensation is measured based on a calendar year and the numbers in the chart relate to the twelve months ended December 31, 2003. We are not including the information for Mr. Buehlmann for fiscal year 2003 because, although Mr. Buehlmann was employed by the Company, he was not an executive officer of the Company during that year.

(h)	The $251,000 in bonuses paid to Mr. Parsons in respect of fiscal year ended March 31, 2004 represents commissions earned in fiscal year 2004. We are not including the information for Mr. Parsons for fiscal years 2003 and 2002 because, although Mr. Parsons was employed by the Company, he was not an executive officer of the Company during those years.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of Stock
	Securities	% of Total			Price Appreciation for
	Underlying	Options			Option Term ($)
	Options	Granted to	Exercise	Expiration
	Granted	Employees	Price($)	Date	5%	10%

L. Dick Buell	0	0	N/A	N/A	N/A	N/A
Michael R. O’Brien	0	0	N/A	N/A	N/A	N/A
Daniel D. Granger	0	0	N/A	N/A	N/A	N/A
Patricia A. Melanson	75,000 (a)	21.37%	$16.80	4/22/13	792,407	2,008,116
Susan M. Klug	75,000	21.37%	$16.80	4/22/13	792,407	2,008,116
Christopher W. Wolf	75,000	21.37%	$16.80	4/22/13	792,407	2,008,116
Tom Buehlmann	0	0	N/A	N/A	N/A	N/A
Jay D. Parsons	0	0	N/A	N/A	N/A	N/A

(a)	Options expired on last date of employment — November 30, 2003.

OPTION EXERCISES AND YEAR END VALUE TABLE

			At Fiscal Year End

			Number of Securities		Value of
			Underlying Unexercised		Unexercised In the Money
	Shares		Options		Options ($)(a)
	Acquired on	Value
	Exercise	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

L. Dick Buell	0	0	0	0	0	0
Michael R. O’Brien	0	0	0	0	0	0
Daniel D. Granger	0	0	0	0	0	0
Michael G. Bechtol	0	0	0	0	0	0
Patricia A. Melanson	0	0	0	0	0	0
Susan M. Klug	0	0	0	555,000	0	194,250
Christopher W. Wolf	0	0	69,187	167,145	0	194,250
Tom Buehlmann	0	0	10,000	40,000	0	0
Jay D. Parsons	0	0	93,857	70,000	0	0

(a)	The closing price of the Company’s Common Stock was $19.39 per share on March 31, 2004, the last business day of the fiscal year.

Common Stock Price Performance Graph

      The following graph compares the Company’s cumulative total return to stockholders from March 31, 1999 through March 31, 2004 with that of the NYSE Market Index and a peer group consisting of: Acxiom Corporation, Advo, Inc., Alliance Data Systems Corporation, Harte Hanks, Inc., Information Resources, Inc., Interpublic Group of Companies, Inc., Quick Response Services, Inc., Spar Group, Inc., Valassis Communications, Inc., and WPP Group PLC.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG

CATALINA MARKETING CORPORATION,
NYSE MARKET INDEX AND PEER GROUP INDEX(1).

(1)	Assumes $100 invested on March 31, 1999, in the Company at a closing price of $28.62 on such date, the NYSE Market Index and the peer group as defined. Historical results are not necessarily indicative of future performance.

CHANGE IN CONTROL ARRANGEMENTS

      The Company is party to Change of Control Severance Agreements (“Severance Agreements”) with certain of its executive officers (the “Executives”). Each of the Severance Agreements terminates on April 6, 2006. The Severance Agreements provide that if an Executive’s employment is terminated by the Company or if an Executive resigns for “good reason” (which includes, among other things, a reduction in base salary or a reduction in the Executive’s title, position or responsibility) within two years after a change in control, such Executive will receive severance benefits. The Executives will also be entitled to severance benefits if after a “potential change in control” (which includes, among other things, the Company entering into an agreement that results in a change of control) but before a change of control actually occurs, an Executive’s employment is terminated by the Company or an Executive resigns for good reason. The severance benefit includes a cash lump-sum payment equal to a multiple (the “Severance Multiple”) of the Executive’s annual compensation then in effect. In addition, the Executive will receive a cash lump-sum payment equal to the sum of any unpaid incentive compensation that has been allocated or awarded under any bonus or compensation plan. The

Executive will also be entitled to life, disability, accident and health insurance benefits provided to the Executive and Executive’s spouse and dependents for a specified number of years (“Benefit Years”) from the date that Executive is entitled to receive severance benefits. If any of the Executive’s severance benefits are parachute payments as defined under the Internal Revenue Code, the Company has agreed to make additional payments to such Executive to compensate such Executive for his or her additional tax obligations.

      The Company is party to Severance Agreements with L. Dick Buell, Susan M. Klug, Jay D. Parsons and Christopher W. Wolf, and certain other employees not named in the Summary Compensation Table. The Severance Multiple and Benefit Years is 2.5 for Messrs. Buell, Parsons and Wolf and Ms. Klug.

Equity Compensation Plan Information

      This table sets forth information relating to the Company’s equity compensation plans as of March 31, 2004.

	(a)	(b)	(c)

			Number of Securities
			Remaining Available for
	Number of Securities to	Weighted-Average	Future Issuance Under
	Be Issued Upon Exercise	Exercise Price of	Equity Compensation Plans
	of Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))

Equity Compensation Plans approved by shareholders	4,573,340	$30.44	5,893,384 *
Equity Compensation plans not approved by shareholders	0	0	0
Total	4,573,340	$30.44	5,893,384

*	Included in this total are (i) 226,058 shares remaining available for issuance under the Company’s Employee Payroll Deduction Stock Purchase Plan (ii) 250,000 shares remaining available for issuance under the Company’s 2002 Director Stock Grant Plan and (iii) 5,417,326 shares remaining available for issuance under the Company’s 1999 Stock Option Plan.

Director Compensation

      Each non-employee director receives an annual retainer of $25,000. Also, non-employee directors receive $1,500 per day for each one day meeting of our Board or a committee meeting of our Board attended in person. The Chairman of each committee receives $3,000 annually. Also, non-employee directors receive a fee of $750 for each telephonic Board or committee meeting in which they participate. All expenses in connection with attendance at such meetings are paid by the Company. Upon each election or re-election of a non-employee director, such director receives an aggregate of 6,000 restricted shares of Common Stock pursuant to the Company’s 2002 Director Stock Grant Plan, which grant vests ratably over the course of such director’s three-year term. The Company has agreed to pay Mr. Beinecke an annualized fee of $100,000 in connection with his activities as the Chairman of the Company. Employee directors receive no compensation for serving as members of our Board.

REPORT OF THE AUDIT COMMITTEE

      The following report does not constitute soliciting materials and is not considered filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless we state otherwise.

      The Audit Committee presently consists of the following members of the Company’s Board: Evelyn V. Follit, as co-chairperson, Frank H. Barker, as co-chairperson, Anne MacDonald and Eugene P. Beard. Each of the members are “independent” as defined under the listing standards of the NYSE. Since Mr. Beard was appointed to the Audit Committee in July 2004, he did not participate in the preparation of the Report of the Audit Committee.

      The Audit Committee has reviewed and discussed the financial statements for the Company for the year ended March 31, 2004 with the Company’s management. The Audit Committee has discussed with PwC, the Company’s auditors for the year ended March 31, 2004, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of PwC with that firm and has considered the compatibility of non-audit services with PwC’s independence.

      Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 for filing with the SEC.

Respectfully submitted,

Evelyn V. Follit
Frank H. Barker
Anne MacDonald

AUDIT COMPENSATION INFORMATION

      Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s financial statements for fiscal year 2004 included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 were $1.1 million. The aggregate fees billed for professional services rendered by PwC for the audit of the Company’s financial statements for fiscal year 2003, which includes fees related to the restatement of the fiscal years ended March 31, 2002 and 2001, included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2003 were $3.65 million.

      Audit-Related Fees. Audit-related fees are for assurance and related services including, among others, consultation concerning financial accounting and reporting standards. There were no aggregate fees billed for audit-related services rendered by PwC.

      Tax Fees. The aggregate fees billed for tax compliance, tax planning and tax advice rendered by PwC for the fiscal year ended March 31, 2004, were $45,572. The aggregate fees billed for tax compliance, tax planning and tax advice rendered by PwC for the fiscal year ended March 31, 2003, were $23,264.

      All Other Fees. Fees to PwC for services other than audit services, audit-related services, tax compliance, tax planning, and tax advice rendered by PwC for the fiscal year ended March 31, 2004, were $16,502. Fees to PwC for services other than audit services, audit-related services, tax compliance, tax planning, and tax advice rendered by PwC for the fiscal year ended March 31, 2003, were $1,400.

Pre-Approval Policies

      The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. A centralized service request function is used to provide an initial assessment of requests for services by the independent auditor. The request must be specific as to the particular services to be provided. Requests approved during the initial assessment are aggregated and submitted to the Audit Committee for final approval. The independent auditor may not perform services, whether associated with audit or non-audit functions, unless the services have been approved prior to their performance by the Company’s Audit Committee. Each fiscal year, the Audit Committee negotiates and pre-approves the fee for the annual audit of the Company’s Consolidated Financial Statements. Each fiscal year, the Audit Committee may also specifically pre-approve certain audit services, audit-related services, tax services and other services. At the present time, the Audit Committee has not delegated any authority for approval of any services. All audit and permissible non-audit services provided by the independent auditor have been approved by the Audit Committee.

FUTURE STOCKHOLDER PROPOSALS

      The Company must receive at its principal office appearing on the front page of this Proxy Statement before March 1, 2005, any proposal which a Stockholder wishes to submit to the 2005 Annual Meeting of Stockholders, if the proposal is to be considered by the Board for inclusion in the proxy materials for that annual meeting.

      Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

COMMUNICATING WITH THE BOARD OF DIRECTORS

      Any stockholder who desires to communicate with the Board, any of the Board’s committees, the non-management directors as a group or any individual non-management director should write to the address below:

[Name of Addressee]
c/o Office of the Corporate Secretary
200 Carillon Parkway
Saint Petersburg, FL 33716

      Communications are distributed to the chairman or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded by the Corporate Secretary to the chairman of the Audit Committee for review.

      THE COMPANY WILL PROVIDE WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY WITHOUT EXHIBITS OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED MARCH 31, 2004. REQUESTS SHOULD BE MAILED TO THE SECRETARY, CATALINA MARKETING CORPORATION, 200 CARILLON PARKWAY, SAINT PETERSBURG, FLORIDA 33716. THE ANNUAL REPORT ON FORM 10-K IS NOT SOLICITING MATERIAL AND IS NOT INCORPORATED IN THIS DOCUMENT BY REFERENCE.

By Order of the Board of Directors,

Frederick W. Beinecke
Chairman of the Board

July 26, 2004

APPENDIX I

CATALINA MARKETING CORPORATION

AMENDED AND RESTATED 1999 STOCK AWARD PLAN

1.	Purpose.

      The Plan is intended to provide incentives to key Employees, directors and consultants of the Corporation and its Subsidiaries, to encourage proprietary interest in the Corporation, and to attract new Employees, directors and consultants with outstanding qualifications through providing select current and prospective key Employees, directors and consultants of the Corporation and its Subsidiaries with the opportunity to acquire Shares.

2.	Definitions.

      Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

(a) “Act” shall mean the Securities Act of 1933, as amended.

(b) “Administrator” shall mean the Board or the Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

(c) “Award” shall mean any award made pursuant to this Plan, including Options, Restricted Shares and Performance Units.

(d) “Award Agreement” shall mean any written document setting forth the terms and conditions of an Award, as prescribed by the Administrator.

(e) “Board” shall mean the Board of Directors of the Corporation.

(f) “Cause” in respect of a Participant shall mean dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, conviction or confession of a crime punishable by law (except misdemeanor violations), or engaging in practices contrary to stock “insider trading” policies of the Corporation, by such Participant, in each case as determined by the Administrator, with such determination to be conclusive and binding on such affected Participant and all other persons.

(g) “Change of Control” shall mean the occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire without the happening or failure to happen of a material condition or contingency, other than the passage of time) of more than 50% of the aggregate outstanding voting power of capital stock of the Corporation in respect of the general power to elect directors; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with individuals elected to the Board with the approval of at least 66 2/3% of the directors of the Corporation then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; and (iii) (A) the Corporation consolidates with or merges into another entity or sells all or substantially all of its assets to any individual or entity, or (B) any corporation consolidates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the holders of the Corporation’s voting capital stock in respect of the general power to elect directors immediately prior to such transaction do not own, immediately following such transaction, at least a majority of the voting capital stock in respect of the general power to elect directors of the surviving corporation or the person or entity which owns the assets so sold.

(h) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(i) “Committee” shall mean the committee appointed by the Board in accordance with Section 4 of the Plan.

(j) “Common Stock” shall mean the Common Stock, par value $.01 per share, of the Corporation.

(k) “Corporation” shall mean Catalina Marketing Corporation, a Delaware corporation, or any successor hereunder.

(l) “Disability” shall mean the condition of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The determination of whether a Participant is disabled shall be made in the Administrator’s sole discretion.

(m) “Employee” shall mean an individual who is employed (within the meaning of Section 3401 of the Code and the regulations thereunder) by the Corporation or a Subsidiary.

(n) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o) “Exercise Price” shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

(p) “Fair Market Value” shall mean the value of one (1) Share of Common Stock, determined as follows, without regard to any restriction other than a restriction which, by its terms, will never lapse:

(1) If the Shares are traded on a nationally recognized exchange or the National Market System (the “NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the closing price as reported for composite transactions on the date of valuation or, if no sales occurred on that date, then the average of the highest bid and lowest ask prices on such exchange or the NMS at the end of the day on such date;

(2) If the Shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the average of the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the date of valuation, or, if on such day such security is not quoted in the NASDAQ system, the average of the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

(3) If neither (1) nor (2) applies, the fair market value as determined by the Administrator in good faith. Such determination shall be conclusive and binding on all persons.

(q) “Good Reason” in respect of a Participant shall mean the occurrence of any of the following events or conditions following a Change of Control:

(1) A change in the Participant’s status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction of the status, title, position or responsibilities in respect of the Corporation’s business as in effect immediately prior thereto; the assignment to the Participant of substantial duties or responsibilities that are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant’s service for Cause, for Disability or as a result of his or her death, or by the Participant other than for Good Reason;

(2) A reduction in the Participant’s annual base salary;

(3) The Corporation’s requiring the Participant (without the Participant’s consent) to be based at any place outside a 35-mile radius of his or her place of employment immediately prior to a Change of Control, except for reasonably required travel on the Corporation’s business that is not materially greater than such travel requirements prior to such Change of Control;

(4) The Corporation’s failure to (i) continue in effect any material compensation or benefit plan (or a reasonable replacement therefor) in which the Participant was participating immediately prior to a Change of Control, including, but not limited to the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to a Change of Control (or as in effect following the Change of Control, if greater); or

(5) Any material breach by the Corporation of any provision of the Plan.

(r) “Incentive Stock Option” shall mean an option described in Section 422(b) of the Code.

(s) “Non-Employee Director” shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.

(t) “Nonstatutory Stock Option” shall mean an option not described in Section 422(b) or 423(b) of the Code.

(u) “Option” shall mean any stock option granted pursuant to the Plan.

(v) “Option Profit” shall mean the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to a Nonstatutory Stock Option on the date of a Participant’s exercise of a Nonstatutory Stock Option exceeds the exercise price of such Nonstatutory Stock Option.

(w) “Participant” shall mean any person who receives an Award pursuant to Sections 5(a), 8(a), 9(a) or 9(b) hereof.

(x) “Performance Units” shall mean Awards granted pursuant to Section 9(a) or 9(b) hereof.

(y) “Plan” shall mean this Catalina Marketing Corporation Amended and Restated 1999 Stock Award Plan, as it may be amended from time to time.

(z) “Purchase Price” shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

(aa) “Restricted Shares” shall mean Shares awarded pursuant to Section 8 of this Plan.

(bb) “Retirement” shall mean the voluntary cessation of employment by an Employee at such time as may be specified in the then current personnel policies of the Corporation, in the sole discretion of the Administrator or, in lieu thereof, upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

(cc) “Share” shall mean one (1) share of Common Stock, adjusted in accordance with Section 11 of the Plan (if applicable).

(dd) “Subsidiary” shall mean any subsidiary corporation as defined in Section 424(f) of the Code, and shall include any entity as to which the Corporation directly or indirectly owns more than a forty percent (40%) interest.

3.	Effective Date.

      The Plan was adopted by the Board effective April 29, 1999, and received the approval of the Corporation’s stockholders on July 20, 1999. The Board subsequently amended the Plan on April 26, 2001 and April 25, 2002, subject to stockholder approval that such amendments received on July 26, 2001 and July 25, 2002, respectively. The Board approved further amendments to the Plan and this restatement of the Plan on July 22, 2004, subject to the approval of the Corporation’s stockholders pursuant to Section 17 of the Plan.

4.	Administration.

      The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Committee. The Committee shall be appointed by the Board and shall consist of not less than three (3) members of the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by a unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator.

      The Administrator shall from time to time at its discretion select the Participants who are to be granted Awards, determine the form of Award Agreements, determine the number of Shares to be subject to Awards to be granted to each Participant, designate an Award of Options as Incentive Stock Options or Nonstatutory Stock Options and determine to what extent the Award shall be transferable. The interpretation and construction by the Administrator of any provisions of the Plan or of any Award granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

      So long as the Common Stock is registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentences of the immediately preceding paragraph, selection of officers and directors for participation and decisions concerning the timing, pricing and amount of an Award shall be made solely by the Board, or by the Committee, each of the members of which shall be a Non-Employee Director. If the Committee grants an Award to a person subject to Code Section 162(m), each member of the Committee shall be an “outside director” within the meaning of that section.

5.	Participation.

  (a) Eligibility.

      The Participants shall be such Employees (who may be officers, whether or not they are directors) and directors of or consultants to the Corporation or a Subsidiary (whether or not they are Employees) as the Administrator may select subject to the terms and conditions of Section 5(b) below; provided that directors or consultants who are not also Employees shall not be eligible to receive Incentive Stock Options.

  (b) Ten-Percent Stockholders.

      A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) in the case of an Incentive Stock Option, such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

  (c) Stock Ownership.

      For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Participant holds an Option or any other option if (as of the time the Option or such other option is granted) the terms of such Option or other option provide that it will not be treated as an Incentive Stock Option, shall not be counted.

(d) Outstanding Stock

      For purposes of Section 5(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Participant. “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Participant or by any other person.

6.	Stock.

      The stock subject to Awards granted under the Plan shall be Shares of the Corporation’s authorized but unissued or reacquired Common Stock. The aggregate number of Shares as to which Awards may be granted shall not exceed nine million nine hundred thousand (9,900,000) (reflecting adjustment for the three-for-one stock split that occurred in 2000 and the amendments increasing the number of Shares available for issuance under the Plan in 2001 and 2002). The number of Shares subject to Awards outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Award for any reason expires or is terminated, or Shares are reacquired by the Corporation pursuant to the terms of an Award Agreement, the Shares allocable to the Award or the Shares so reacquired may again be made subject to an Award. Notwithstanding anything herein to the contrary, during the term of the Plan no Person shall receive Awards under the Plan relating to in excess of 1,800,000 Shares (reflecting adjustment for the three-for-one stock split that occurred in 2000). The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 11 hereof upon the occurrence of an event specified therein.

7.	Terms and Conditions of Options.

  (a) Award Agreements.

      Options shall be evidenced by written Award Agreements in such form as the Administrator shall from time to time determine. Such agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below. No Option shall be effective until the applicable Award Agreement is executed by both parties thereto.

  (b) Participant’s Undertaking.

      Each Participant shall agree to remain in the employ or service of the Corporation or a Subsidiary and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obligation to retain the Participant in their employ or service for any period.

  (c) Number of Shares.

      Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 11 hereof.

  (d) Exercise Price.

      Each Option shall state the Exercise Price. The Exercise Price shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to a Participant described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

  (e) Medium and Time of Payment.

      The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Award Agreement so provides, or the Administrator, in its sole discretion otherwise approves therefor, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option for at least six months (subject to the

Administrator’s discretion to waive this six-month requirement) and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.

      Payment of any tax withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Participant, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of (i) and (ii) above. If the Corporation is required to register under Section 207.3 of Regulation G of the Board of Governors of the Federal Reserve System (Title 12 Code of Federal Regulations Part 207), then so long as such registration is in effect, the credit extended by the Corporation to a Participant for the purpose of paying the Purchase Price shall conform to the requirements of such Regulation G.

      Upon a duly made deferral election by a Participant eligible to participate under the Corporation’s Deferred Compensation Plan, Shares otherwise issuable to the Participant upon the exercise of a Nonstatutory Stock Option and payment of the Purchase Price by the surrender of Shares (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash) in accordance with the first paragraph of this Section 7(e), will not be delivered to the Participant. In lieu of delivery of such Shares, the Common Stock Account (as defined in the Corporation’s Deferred Compensation Plan) of the Participant maintained pursuant to the Corporation’s Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan, equal to the Option Profit associated with the exercised Nonstatutory Stock Option. Such deferral of Option Profit under the Corporation’s Deferred Compensation Plan is available to Participants only if the Shares surrendered in payment of the Purchase Price upon the exercise of a Nonstatutory Stock Option have been held by the Participant for at least six months (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash).

(f) Term of Options.

      Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the date it was granted, and no Incentive Stock Option granted to a Participant described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted.

(g) Cessation of Service (Except by Death, Disability or Retirement).

      Except as otherwise provided in this Section 7, an Option may only be exercised by Participants who have remained continuously in service as an Employee, director or consultant with the Corporation or any Subsidiary since the date of grant of the Option. If a Participant ceases to be an Employee, director or consultant for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within three (3) months (or such shorter period as the Administrator may determine) after cessation of service, but, except as otherwise provided in the applicable Award Agreement, only to the extent that, at the date of cessation of service, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised. The foregoing notwithstanding, an Award Agreement may, in the sole discretion of the Administrator, but need not, provide that the Option shall cease to be exercisable on the date of such cessation of service if such cessation arises by reason of termination for Cause or if the Participant following cessation becomes an employee, director or consultant of a person or entity that the Administrator, in its sole discretion, determines is in direct competition with the Corporation or a Subsidiary.

      For purposes of this Section 7(g) the service relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, service shall not be deemed to continue beyond the last day of the third (3rd) month after the Participant ceased active service, unless the Participant’s reemployment rights are guaranteed by statute or by contract.

(h) Death of Participant.

      If a Participant dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in Section 7(f) above, at any time within twelve (12) months (or such shorter period as the Administrator may determine) after the Participant’s death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Participant by bequest or inheritance, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date or death, the Participant’s right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(i) Disability of Participant.

      If a Participant ceases to be an Employee, director or consultant by reason of Disability, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months (or such shorter period as the Administrator may determine) after such cessation of service, but, except as provided in the applicable Award Agreement, only to the extent that, at the date of such cessation of service, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

(j) Retirement of Participant.

      If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within three (3) months (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the Participant’s right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

(k) Limitation on Incentive Stock Options.

      If the aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, exceeds $100,000, the Option shall be treated as a Nonstatutory Stock Option with respect to the stock having an aggregate Fair Market Value exceeding $100,000.

(l) Other Provisions.

      The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transfer of Shares of stock following exercise of the Option) as the Administrator shall deem advisable.

8.	Restricted Share Awards

(a) Grants.

      The Administrator shall have the discretion to grant Restricted Shares to Participants. As promptly as practicable after a determination is made that an Award of Restricted Shares is to be made, the Administrator shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the

Administrator so notifies the Participant shall be considered the date of grant of the Restricted Shares. The Administrator shall maintain records as to all grants of Restricted Shares under the Plan.

(b) Earning Shares.

      Each Award Agreement for Restricted Shares shall state the time or times, and the conditions or circumstances under which, all or part of the Restricted Shares shall be earned and become nonforfeitable by a Participant.

(c) Accrual of Dividends.

      Unless otherwise provided in an Award Agreement, effective as of the record date for the payment thereof or, in lieu of such record date, effective on the date of payment, the Administrator shall credit to the Participant’s Restricted Share account under the Plan a number of Restricted Shares having a Fair Market Value, on that date, equal to the sum of any cash and stock dividends paid on Restricted Shares held in the Participant’s account on such date. The Administrator shall hold each Participant’s Restricted Shares until distribution is required pursuant to subsection (d) hereof.

(d) Distribution of Restricted Shares.

      (1) Timing of Distributions; General Rule. Except as otherwise expressly stated in this Plan, the Administrator shall distribute Restricted Shares and any Restricted Shares attributable to accumulated cash or stock dividends thereon to the Participant or his or her beneficiary, as the case may be, as soon as practicable after they have been earned (i.e., when the criteria for earning such shares have been achieved). No fractional shares shall be distributed.

      (2) Form of Distribution. The Administrator shall distribute all Restricted Shares, together with any Shares representing dividends, in the form of Common Stock. One Share shall be given for each Restricted Share earned.

(e) Deferral Elections.

      Upon a duly made deferral election by a Participant eligible to participate under the Corporation’s Deferred Compensation Plan, Shares otherwise issuable to the Participant upon the vesting of a Restricted Share Award hereunder (or Performance Unit Award pursuant to Section 9 hereof) will not be delivered to the Participant. In lieu of delivery of such Shares, the Common Stock Account (as defined in the Corporation’s Deferred Compensation Plan) of the Participant maintained pursuant to the Corporation’s Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan, equal to the Fair Market Value of the Restricted Shares (or Performance Units) associated with the Participant’s deferral election.

9.	Performance Units

      (a) Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of specific goals with respect to Corporation, Subsidiary or individual performance over a specified period of time. The maximum amount of such compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be $3,400,000. Performance Units may be settled in Shares (based on their Fair Market Value at the time of settlement, unless an Award Agreement provides otherwise) or cash or both, and may be awarded by the Administrator to Employees, directors or consultants to the Corporation or its Subsidiaries.

(b) Performance Compensation Awards.

      (1) The Administrator may, at the time of grant of a Performance Unit or Restricted Share Award, designate such Award as a “Performance Compensation Award” in order that such Award constitutes qualified performance-based compensation under Code Section 162(m), in which event the Administrator shall have the power to grant such Awards upon terms and conditions that qualify such awards as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing, a Performance Period, Performance Measure(s) (hereinafter defined), and Performance Formula(s) (hereinafter defined). Once established for a Performance Period, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).

      (2) A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 130,000 performance Restricted Shares or $3,400,000.

(c) Definitions.

      (1) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

      (2) “Performance Measure” means one or more of the following selected by the Administrator to measure Corporation, Subsidiary and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets or subsidiaries. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Corporation (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

      (3) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Corporation), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

10.	Term of Plan.

      Awards may be granted pursuant to the Plan until the expiration of the Plan on April 29, 2009.

11.	Recapitalizations; Change of Control.

(a) Adjustments in Respect of Recapitalizations.

      The number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Award and the Exercise Price of Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

      If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Award shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Award would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Award shall terminate; provided that in such event (i) each Participant to whom no replacement Award has been tendered by the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) in accordance with all of the terms of clause (ii) or (iii) immediately below, shall receive immediately before the effective date of such sale, merger or consolidation, unrestricted Shares equal to the number of Restricted Shares and the value of any Performance Units to which the Participant is then entitled (regardless of any vesting condition), and shall have the right, for a period of at least thirty days, until five days before the effective date of such sale, merger or consolidation, to exercise, in whole or in part (in the discretion of the Participant), any unexpired Option or Options issued to him or her, without regard to the installment or vesting provisions of any option agreement, or (ii) in its sole and absolute discretion, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) may, but shall not be obligated to, (I) tender to all Participants with then Restricted Shares, an award of restricted shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), tender to all Participants with then Performance Units, an award of performance units of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), and tender to Participants with outstanding Options under the Plan an option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), in which each new award or awards contain such terms and provisions as shall be required substantially to preserve the rights and benefits of all Awards then held by such Participants or, (II) permit Participants to receive unrestricted Shares with respect to any Restricted Shares (regardless of any vesting condition) immediately before the effective date of the transaction, permit Participants to receive cash with respect to value of any Performance Units (regardless of any vesting condition) immediately before the effective date of the transaction, honor deferral elections that Participants make pursuant to Section 8(e), and grant the choice to all Participants with then outstanding Options of (A) exercising the Options in full as described in clause (i) above or (B) receiving a replacement Option as set forth in clause (ii)(I). A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall cause each Award to terminate. In the event a Participant receives any unrestricted Shares in satisfaction of Restricted Shares, any payment in satisfaction of Performance Units, or exercises any unexpired Option or Options prior to the effectiveness of a sale of all or substantially all of the Corporation’s assets or a merger or consolidation of the Corporation with another corporation in accordance with clause (i) of this Section 11, such receipt of unrestricted Shares, such payment, or exercise of any Option or Options shall be subject to the consummation of such sale, merger or consolidation. If such sale, merger or consolidation is not consummated, any otherwise unearned Restricted Shares shall be deemed not to have been distributed to the Participant, any payment made to satisfy Performance Units shall be returned to the

Corporation, and any otherwise unexpired Option or Options shall be deemed to have not been exercised, and the Participant and the Corporation shall take all steps necessary to achieve this effect including, without limitation, the Participant delivering to the Corporation the stock certificate representing the Shares issued with respect to Restricted Shares, the return to the Corporation of any payments made to the Participant, or upon the exercise of the Option, endorsed in favor of the Corporation, and the Corporation returning to the Participant the consideration representing the Purchase Price paid by the Participant upon the exercise of the Option.

      To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

      Except as expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option or the number or type of Shares subject to an Award of Restricted Shares

      The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

(b) Acceleration Under Certain Circumstances Following a Change of Control.

      Notwithstanding any other provision of the Plan to the contrary and except as otherwise expressly provided in the applicable Award Agreement, the restrictions relating to any Restricted Shares, the vesting of any Performance Units, the vesting or similar installment provisions relating to the exercisability of any Option, and the restrictions, vesting or installment provisions relating to any replacement award tendered to a Participant pursuant to or as a result of, or relating to, a transaction described in the second paragraph of Section 11(a) hereof shall be waived or accelerated, as the case may be, and the Participant shall receive unrestricted Shares with respect to any Restricted Shares, a payment with respect to the value of any Performance Units, or a similar replacement award, and shall have the right, for a period of at least thirty days, to exercise such an Option or replacement option in the event the Participant’s employment with or services for the Corporation should terminate within two years following a Change of Control, unless such employment or services are terminated by the Corporation for Cause or by the Participant voluntarily without Good Reason, or such employment or services are terminated due to the death or Disability of the Participant. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to the foregoing without the Participant’s consent, if the result would be to cause such option not to be treated as an Incentive Stock Option.

12.	Rights As a Stockholder; Nontransferability.

      (a) A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by such Award until the date of the issuance of a stock certificate to such Participant or transferee for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(c) or Section 11 hereof.

      (b) Awards are nontransferable except as provided in this paragraph and as the Administrator may otherwise provide. Awards may be transferred by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, a Participant may give an Award that is not an Incentive Stock Option to an immediate family member, to a partnership or trust solely benefiting the Participant or immediate family members, or to an inter vivos trust or testamentary trust from which the Award (or the Award proceeds) will be transferred after the Participant’s death. An immediate family member is a

Participant’s natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law. A transfer shall not relieve a Participant from his or her obligations under this Plan or the applicable Award Agreement with respect to the transferred Award or Award proceeds.

13.	Agreement by Participant Regarding Withholding Taxes

      (a) No later than the date of exercise of any Option, the distribution of Shares to a Participant pursuant to a Restricted Share Award, or the payment of any Performance Units, the Participant shall pay to the Corporation or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld, and may satisfy minimum withholding consequences through the surrender of shares subject to the Award; and

      (b) The Corporation shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to an Award.

14.	Securities Law Requirements.

(a) Legality of Issuance.

      No Shares shall be issued pursuant to any Award unless and until the Corporation has determined that:

1. it and the Participant have taken all actions required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

2. any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and

3. any other applicable provision of state or Federal law has been satisfied.

(b) Restrictions on Transfer; Representations of Participant; Legends.

      Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that any Shares being acquired by the Participant are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”

      Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

(c) Registration or Qualification of Securities.

      The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

(d) Exchange of Certificates.

      If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

15.	Amendment of the Plan; Modification of Awards.

      The Board may from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without the approval of the Corporation’s stockholders, no such revision or amendment shall:

(a) Increase the number of Shares which may be issued under the Plan;

(b) Change the designation in Section 5 hereof with respect to the classes of persons eligible to receive Options; or

(c) Modify the Plan such that it fails to meet the requirements of Rule 16b-3 of the Securities and Exchange Commission for the exemption of the acquisition, cancellation, expiration or surrender of Options from the operation of Section 16(b) of the Exchange Act.

Within the limitations of the Plan, the Administrator may modify any Award, accelerate the vesting of any Restricted Share Award or the rate at which an Option may be exercised, or extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, alter or impair any rights or obligations under any Award previously granted.

16.	Application of Funds.

      The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

17.	Approval of Stockholders.

      The adoption of Section 8 and 9 of this amended and restated Plan is subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the amended and restated Plan and any Restricted Share Award or Performance Unit that the Administrator grants before stockholder approval is received shall be contingent on such approval. In the event stockholders do not approve Section 8 or 9 of this amended and restated Plan at their annual meeting in 2004, Section 8 and 9 shall be ineffective and the Plan as otherwise amended and restated shall remain in full force and effect (without any effect on outstanding Options, and with any ancillary references to Restricted Shares and Performance Units being null and void).

18.	Execution.

      To record the adoption of the amended and restated Plan by the Board on July 22, 2004, the Corporation has caused its authorized officers to affix the corporate name and seal hereto.

Catalina Marketing Corporation

By:	/s/ Frederick W. Beinecke

Frederick W. Beinecke, Chairman

By:	/s/ Barry A. Brooks

Barry A. Brooks, Secretary

[Seal]

APPENDIX II

CATALINA MARKETING CORPORATION

2004 EMPLOYEE PAYROLL DEDUCTION

STOCK PURCHASE PLAN

      The following constitute the provisions of the 2004 Employee Payroll Deduction Stock Purchase Plan of Catalina Marketing Corporation.

      1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

      2. Definitions.

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(c) “Committee” shall have the meaning set forth therefor in Section 13(a) of the Plan.

(d) “Common Stock” shall mean the Common Stock, par value $.01 per share, of the Company.

(e) “Company” shall mean Catalina Marketing Corporation, a Delaware corporation.

(f) “Compensation” shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

(g) “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board or the Committee from time to time in its sole discretion as eligible to participate in the Plan; provided that a Subsidiary that is not a corporation (or is not with respect to the Company a “subsidiary corporation” within the meaning of Section 424(f) of the Code) shall only be eligible to adopt a sub-plan pursuant to Section 24(b).

(h) “Employee” shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(j) “Enrollment Date” shall mean the first day of each Offering Period.

(k) “Exercise Date” shall mean the last day of each Offering Period.

(l) “Fair Market Value” shall mean the value of one (1) share of Common Stock, determined as follows:

(1) If the shares are traded on a nationally recognized exchange or the National Market System (the “NMS”) of the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the closing price as reported for composite transactions on the date of valuation or, if no sales occurred on that date, then the average of the highest bid and lowest ask prices on such exchange or the NMS at the end of the day on such date;

(2) If the shares are not traded on an exchange or the NMS but are otherwise traded over-the-counter, the average of the highest bid and lowest asked prices quoted in the NASDAQ system as of the close of business on the date of valuation, or, if on such day such security is not quoted in the NASDAQ system, the average of the representative bid and asked prices on such date in the domestic over-the-counter market as reported by the National Quotation Bureau, Inc., or any similar successor organization; and

(3) If neither (1) nor (2) applies, the fair market value as determined by the Board in good faith. Such determination shall be conclusive and binding on all persons.

(m) “Offering Period” shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(n) “Plan” shall mean this Catalina Marketing Corporation 2004 Employee Payroll Deduction Stock Purchase Plan.

(o) “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; subject to the discretion of the Board or the Committee to increase this percentage (so that it exceeds 85%) for any future Offering Period.

(p) “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(q) “Rule 16b-3” shall have the meaning set forth therefor in Section 13(b) of the Plan.

(r) “Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, and shall include any entity as to which the Corporation directly or indirectly owns more than a forty percent (40%) interest.

(s) “Trading Day” shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

      3. Eligibility.

(a) Any Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent such option permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

      4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board or the Committee shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board or the Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be effective thereafter.

      5. Participation.

(a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company’s payroll office prior to the applicable Enrollment Date.

(b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

      6. Payroll Deductions.

(a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant’s Compensation during said Offering Period.

(b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

(c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board or the Committee may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d) Notwithstanding the foregoing, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period that the aggregate of all payroll deductions which were accumulated with respect to the Offering Period equal $10,625. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the next Offering Period, unless terminated by the participant as provided in Section 10 hereof.

(e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by the Employee.

      7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common

Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during any calendar year more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company’s Common Stock on the Enrollment Dates occurring during the calendar year, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and the option shall expire at the end of the day on the last day of the Offering Period.

      8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

      9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

      10. Withdrawal; Termination of Employment.

(a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account during such Offering Period will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during such Offering Period. If a participant withdraws during any Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b) Upon a participant’s ceasing to be an Employee (as defined in Section 2(h) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the then current Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

(c) A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws; provided, however, that any officer or director subject to Section 16(b) under the Exchange Act withdrawing with respect to an Offering Period from the Plan must cease further purchases under the Plan (and may not otherwise participate in the Plan) for at least six months from the date of such withdrawal.

(d) If a participant does not make contributions for an entire Offering Period and has participated during any prior Offering Period, the Company will promptly pay, to the participant (or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof) any of the participant’s payroll deductions that remain in the participant’s account.

      11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

      12. Stock.

(a) The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 1,300,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

(b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

(c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

      13. Administration.

(a) Administrative Body. The Plan shall be administered by the Board or a committee of at least two members of the Board appointed by the Board (the “Committee”). The Board or the Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

(1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

(2) If the Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

(b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Exchange Act, or any successor provision (“Rule 16b-3”), provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not a “non-employee director” as that term is used in Rule 16b-3.

      14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

      15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

      16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

      17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

      18. Adjustments Upon Changes in Capitalization.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or the Committee.

(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation in which the Company is not the surviving entity, each option under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation, in each case with the assumed or new option containing such terms and provisions as shall be required substantially to preserve the rights and benefits of all options held by participating Employees during the then current Offering Period, unless the Board or the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”) or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board or the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or the Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this Section, an option granted or assumed by a successor corporation shall be deemed to substantially preserve the rights and benefits of options held by participants if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board or the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

      19. Amendment or Termination.

(a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any participant’s rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods (subject to the provisions of the second sentence of Section 4), limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish or adjust the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

      20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

      21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

      22. Term of Plan. The Plan shall become effective as soon as it receives approval by the stockholders of the Company. It shall continue in effect until December 31, 2013 unless sooner terminated under Section 19 hereof. The Plan received Board approval on July 22, 2004.

      23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 from time to time to qualify for the maximum exemption from Section 16 the Exchange Act with respect to Plan transactions.

      24. Rules For Foreign Jurisdictions and Non-423 Plan.

      Local Rules and Procedures. The Company may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Company is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

      Sub-Plans. The Company may also adopt sub-plans applicable to particular Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the specific terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan. Section 24 hereto designates all Subsidiaries that are establishing sub-plans as of the Effective Date. These Subsidiaries are becoming Designated Subsidiaries as of the Effective Date for all purposes of the Plan except they are not adopting the Plan pursuant to Code section 423 and are therefore outside its scope.

EXHIBIT A

CATALINA MARKETING CORPORATION

2004 EMPLOYEE PAYROLL DEDUCTION STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

☐ Original Application                                                             Enrollment Date:

☐ Change in Payroll Deduction Rate
☐ Change of Beneficiary(ies)

      1.                     hereby elects to participate in the Catalina Marketing Corporation 2004 Employee Payroll Deduction Stock Purchase Plan (the “2004 Employee Payroll Deduction Stock Purchase Plan”), and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the 2004 Employee Payroll Deduction Stock Purchase Plan.

      2. I hereby authorize payroll deductions from each paycheck in the amount of      % of my Compensation on each payday (not to exceed 10%) during the Offering Period in accordance with the 2004 Employee Payroll Deduction Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

      3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the 2004 Employee Payroll Deduction Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

      4. I have received a copy of the complete 2004 Employee Payroll Deduction Stock Purchase Plan. I understand that my participation in the 2004 Employee Payroll Deduction Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining stockholder approval of the 2004 Employee Payroll Deduction Stock Purchase Plan.

      5. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable minimum withholding obligation including any minimum withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

      6. I hereby agree to be bound by the terms of the 2004 Employee Payroll Deduction Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the 2004 Employee Payroll Deduction Stock Purchase Plan.

A-1

      7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the 2004 Employee Payroll Deduction Stock Purchase Plan:

NAME: (Please print)

(First) (Middle) (Last)

Relationship
--------------------------------------- (Address)

NAME: (Please print)

(First) (Middle) (Last)

Relationship
--------------------------------------- (Address)

Employee’s Social

Security Number:

Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:	--------------------------------------- Signature of Employee

--------------------------------------- Spouse’s Signature (If beneficiary other than spouse)

A-2

EXHIBIT B

CATALINA MARKETING CORPORATION

2004 EMPLOYEE PAYROLL DEDUCTION STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

      The undersigned participant in the Offering Period of the Catalina Marketing Corporation 2004 Employee Stock Purchase Plan which began on                     , 20     (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the participation in the 2004 Employee Payroll Deduction Stock Purchase Plan for the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period, and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Name and Address of Participant:

Signature:

Dated:

B-1

CATALINA MARKETING CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – AUGUST 19, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proxy card states the following:

     The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith, hereby appoints Christopher W. Wolf and Barry A. Brooks as Proxies, each with the power to appoint his/her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Catalina Marketing Corporation (the “Company”) held of record by the undersigned on July 6, 2004, at the Annual Meeting of Stockholders to be held at the offices of the Company, 200 Carillon Parkway, Saint Petersburg, FL 33716, on Thursday August 19, 2004 and at any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED AND FOR EACH OF THE PROPOSALS LISTED.

1.	Election of Class I Directors Peter T. Tattle and Edward S. (Ned) Dunn, Jr. and Class III Director Eugene P. Beard.	For ☐	Withheld ☐

INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee’s name in the space provided:

2.	Proposal to approve an amendment to the Company’s 1999 Stock Award Plan to provide for the award of restricted stock and performance units to employees, directors and consultants of the Company.	For ☐	Against ☐	Abstain ☐

3.	Proposal to allow awards to employees of non-corporate subsidiaries.	For ☐	Against ☐	Abstain ☐

4.	Proposal to approve the adoption of the Company’s 2004 Employee Payroll Deduction Stock Purchase Plan.	For ☐	Against ☐	Abstain ☐

5.	Proposal to ratify and approve the selection of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for fiscal year 2005.	For ☐	Against ☐	Abstain ☐

6.	At their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.